                                                                     EXHIBIT 3.3

                       THE COMMONWEALTH OF MASSACHUSETTS

                               JOHN F. X. DAVOREN
                         Secretary of the Commonwealth
                                  STATE HOUSE
                                 BOSTON, MASS.

                            ARTICLES OF ORGANIZATION
                             (Under G.L. Ch. 156B)
                                 Incorporators

        NAME                                    POST OFFICE ADDRESS
        ----                                    -------------------

Include given name in full in case of natural persons; in case of a corporation, give state of incorporation.

HOWARD W. GLASER  24 Ames Court, Sharon, Massachusetts 02067



     The above-named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws, Chapter 156B and hereby state(s):

  1.  The name by which the corporation shall be known is:


      NEW ENGLAND AUDIO CO., INC.

  2.  The purposes for which the corporation is formed are as follows:

      To engage in the business or businesses of wholesale and retail buying, selling, renting, installing manufacturing and integrating of Hi-fi, Stereo and Audio Devices of any kind and nature; and related items, minor appliances and supplies of any kind and nature; and all other legally saleable items for profit; and to establish retail sales outlets throughout the United States, while at the same time maintaining Audio consultation services, wholesale distribution outlets, and commercial and industrial services for the installation of background music systems, inter-com systems, P.A. systems, and all other industrial Audio equipment and sound systems; and, lastly, to carry on any business permitted by the laws of the Commonwealth of Massachusetts in accordance with Chapter 156B.



NOTE: If provisions for which the space provided under Articles 2, 4, 5 and 6 is not sufficient additions should be set out on continuation sheets to be numbered 2A, 2B, etc. Indicate under each Article where the provision is set out. Continuation sheets shall be on 8 1/2" x 11" paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

  3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized is as follows:

--------------------------------------------------------------------------------
                    WITHOUT PAR VALUE              WITH PAR VALUE
                    ------------------------------------------------------------
                                                                PAR
CLASS OF STOCK      NUMBER OF SHARES     NUMBER OF SHARES      VALUE    AMOUNT
--------------------------------------------------------------------------------
Preferred             None                 None                         $
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common                2,000                None
--------------------------------------------------------------------------------


  4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

       Class A (1000 shares) shall have full and complete voting rights and other rights.

       Class B (1000 shares) shall have no voting rights whatsoever but in all other respects have the same rights as Class A stock.


  5. The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

      Any stockholder, including the heirs, assigns, executors or administrators of a deceased stockholder, desiring to sell or transfer such stock owned by him or them, shall first offer it to the corporation through the Board of Directors, in the manner following: He shall notify the directors of his desire to sell or transfer by notice in writing, which notice shall contain the price at which he is willing to sell or transfer and the name of one arbitrator. The directors shall in writing name a second arbitrator and these two shall name a third. It shall then be the duty of the arbitrators to ascertain the value of the stock, and if any arbitrator shall neglect or refuse to appear at any meeting appointed by the arbitrators, a majority may act in the absence of such arbitrator.

      After the acceptance of the offer, or the report of the arbitrators as to the value of the stock, the directors shall have thirty days within which to purchase the same at such valuation, but if at the expiration of the thirty days, the corporation shall not have exercised the right so to purchase, the owner of the stock shall be at liberty to dispose of the same in any manner as he may see fit.

      No shares of stock shall be sold or transferred on the books of the corporation until these provisions have been complied with but the Board of Directors may in any particular instance waive the requirement.

  6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

      a. The directors may make, amend or repeal the by-laws in whole or in part, except with respect to any provision thereof which by-law or the By-Laws requires action by the stockholders.

      b. Meetings of the stockholders of the Corporation may be held anywhere in the United States.

      c. Stock may be issued under the provisions of Section 1244 of the Internal Revenue Code.


* If there are no provisions state "None".

* By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk whose names are set out below, have been duly elected.

* The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date, (not more than 30 days after date of filing.)

* The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

   a. The post office address of the initial principal office of the corporation
      -----------------------        ------------------------
      in Massachusetts is:

      163 Armory Street, Brookline, Massachusetts

   b. The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:


               NAME                  RESIDENCE              POST OFFICE ADDRESS

President:  Michael G. Bloomberg     Chiswick Arms,     Chiswick Rd., Brookline, Mass.
--------------------------------------------------------------------------------------

Treasurer:  Samuel J. Bloomberg      Chiswick Arms,     Chiswick Rd., Brookline, Mass.
--------------------------------------------------------------------------------------

Clerk:      Howard W. Glaser         24 Ames Court      Sharon, Mass. 02067
--------------------------------------------------------------------------------------

Directors:  Michael G. Bloomberg     Chiswick Arms,     Chiswick Rd., Brookline, Mass.

            Samuel J. Bloomberg      Chiswick Arms,     Chiswick Rd., Brookline, Mass.

            Jeffrey Bloomberg        331 Beacon Street  Boston, Mass.

  c. The date initially adopted on which the corporation's fiscal year ends is:

     the last day of February in any year.

  d. The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is:

     the first Monday of March in any year.

  e. Name and business address of the resident agent, if any, of the corporation is:

     None

     IN WITNESS WHEREOF and under the penalties of perjury the above-named INCORPORATOR(s) sign(s) these Articles of Organization this 25th day of March 1972.


                                               /s/ Howard W. Glaser
                                               ------------------------------

                                               ------------------------------

                                               ------------------------------


The signature of each incorporator which is not a natural person must be by an individual who shall show the capacity in which he acts and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf to sign these Articles of Organization.

                       THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF ORGANIZATION

                     GENERAL LAWS, CHAPTER 156B, SECTION 12


           ===========================================================

               I hereby certify that, upon an examination of the
             within-written articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles: and the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 28th day of March, 1972.


             Effective date            /s/  John F. X. Davoren
                                       -----------------------------
                                       John F. X. Davoren
                                       Secretary of the Commonwealth


-----------------------------
A TRUE COPY ATTEST

William Francis Galvin

WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH

DATE _______ CLERK___________
------------------------------



                         TO BE FILLED IN BY CORPORATION

               PHOTO COPY OF ARTICLES OF ORGANIZATION TO BE SENT

               TO:               The Glaser Brothers
                                 Attorneys-At-Law
               ------------------------------------------------------

                                 12 Post Office Square
               ------------------------------------------------------

                                 Sharon, Massachusetts 02067
               ------------------------------------------------------

                                 Tel:  784-7771

               FILING FEE: 1/20 of 1% of the total amount of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $75. General Laws, Chapter 156B. Shares of stock with a par value of less than one dollar shall be deemed to have par value of one dollar per share.


                                               COPY MAILED APR 4 1972

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-0499342

                     THE COMMONWEALTH OF MASSACHUSETTS

                            MICHAEL JOSEPH CONNOLLY

                               Secretary of State

                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                             ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                 --------------

                  We,     Michael G. Bloomberg, President and
                          Donald R. Paulson, Clerk of

                          NEW ENGLAND AUDIO CO., INC.
--------------------------------------------------------------------------------
                             (Name of Corporation)

Located at:    874 Commonwealth Avenue, Boston, Massachusetts
           ---------------------------------------------------------------------
Name       do hereby certify that the following amendment to the articles of
Approved organization of the corporation was duly adopted by unanimous consent dated March 18, 1982, by vote of

    100   shares of     Class A Common   out of   100   shares outstanding,
---------               ---------------          -------
                       (Class of Stock)

    100   shares of     Class B Common   out of   100   shares outstanding, and
---------               --------------          -------
                       (Class of Stock)

          shares of                      out of          shares outstanding,
---------               --------------          --------
                       (Class of Stock)

              being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:
CROSS OUT
INAPPLICABLE
CLAUSE
              Articles 4 and 5 of the Articles of Organization are hereby amended as follows:

              (See attached continuation sheet)


For amendments adopted pursuant to Chapter 156B, Section 70.

For amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

                                   [DELETED]

NOTED: That the Articles of Organization of the corporation be and the same hereby are amended as follows:

        1. That the restrictions contained in Article 5 of the Articles of Organization on the transfer of shares of common stock without par value are hereby stricken out.

        2. Of the one hundred (100) shares of Class A common stock without par value and the one hundred (100) shares of Class B common stock without par value presently issued and outstanding, all are hereby designated as shares of Class A common stock having no par value, and are to be exchanged for new stock certificates bearing such designation, and are to be subject to the terms and provisions hereinafter set forth.

        3. That the description of the different classes of stock contained in Article 4 of the Articles of Organization is hereby stricken out and the following description substituted therefor:

            The designations, preferences, voting powers, restrictions and qualifications of the shares of each class of common stock without par value shall be in all respects the same, except that:

            (1) The holders of the Class A common stock shall be entitled to elect two (2) directors to be known as Class A directors and to fill any vacancy in the offices of Class A directors at a special meeting of Class A stockholders called for the purpose; and

            (2) The holders of the Class B common stock shall be entitled to elect three (3) directors to be known as Class B directors and to fill any vacancy in the offices of Class B directors at a special meeting of Class B stockholders called for the purpose.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 19th day of March, in the year 1982.


          /s/ Michael C. Bloomberg
          Michael C. Bloomberg                               President/



          /s/ Donald E. Paulson
          Donald E. Paulson                                  Clerk/

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

                       I hereby approve the within articles
                   of amendment and, the filing fee in the
                   amounts of $150.00 having been paid, said articles are deemed to have been filed with me this 22nd day of March 1982.




                          /s/ Michael Joseph Connolly

                            MICHAEL JOSEPH CONNOLLY
                             Secretary of the State



 _________________________________
         A TRUE COPY ATTEST

     /s/ William Francis Galvin

       WILLIAM FRANCIS GALVIN
   SECRETARY OF THE COMMONWEALTH

  DATE: 5-28-97   CLERK
 _________________________________




                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF OF AMENDMENT TO BE SENT


             TO:      DONALD E. PAULSON
                 ---------------------------------------------
                      Brown, Rudnick, Freed & Gesmer
                      One Federal Street
                 ---------------------------------------------
                      Boston, Massachusetts 02110
                 ---------------------------------------------

                 Telephone:
                            ----------------------------------

                                                         Copy mailed Mar 25 1982

                                          THE COMMONWEALTH OF MASSACHUSETTS
/s/                                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
---------                                MICHAEL JOSEPH CONNOLLY, Secretary
Examiner                                                                             FEDERAL IDENTIFICATION
                                  ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108   NO. 04-2499342
                                                                                     ----------------------
                                                ARTICLES OF AMENDMENT
                                       GENERAL LAWS, CHAPTER 156B, SECTION 72

               This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of
            Massachusetts.

                                                 ----------------


            We,  MICHAEL G. BLOOMBERG                                                    , President/ and
                DONALD E. PAULSON                                                              , Clerk of

                                             NEW ENGLAND AUDIO CO., INC.
            ---------------------------------------------------------------------------------------------
                                                (Name of Corporation)

            located at:         304 Western Avenue, Brighton, Massachusetts MA 02134
                        ---------------------------------------------------------------------------------


---------   do hereby certify that the following amendment to the articles of organization of the corporation
Name        was duly adopted by unanimous Consent dated September, 1984, by vote of
Approved

                100    shares of         Class A Common          out of    100        shares outstanding,
            ----------           -------------------------------        -------------
                                        (Class of Stock)

                100    shares of         Class B Common          out of    100    shares outstanding, and
            ----------           -------------------------------        ---------
                                        (Class of Stock)

                       shares of                                 out of               shares outstanding,
            ----------           -------------------------------        -------------
                                        (Class of Stock)


            CROSS OUT
            INAPPLICABLE      being at least XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
            CLAUSE            two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:

                              Article 4 of the Articles of Organization is hereby stricken out and the following description substituted therefor:

 C   [ ]                      "Article 4. The designations, preferences, voting powers, restrictions and
 P   [ ]                      qualifications of the shares of each class of common stock without par
 M   [ ]                      value shall be in all respects the same".



            1  For amendments adopted pursuant to Chapter 156B, Section 70.

            2  For amendments adopted pursuant to Chapter 156B, Section 71.

            Note: If the space provided under any Amendment or item on this form is insufficient,
  3         additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand
---------   margin of at least 1 inch for binding. Additions to more than one Amendment may be continued
 P.C.       on a single sheet so long as each Amendment requiring each such addition is clearly indicated.


The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 14th day of September, in the year 1984


          /s/ Michael G. Bloomberg                                    President/
---------------------------------------------------------------------
          MICHAEL G. BLOOMBERG

          /s/ Donald E. Paulson                                           Clerk/
-------------------------------------------------------------------------
          DONALD E. PAULSON

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

                       I hereby approve the within articles
                   of amendment and, the filing fee in the
                   amounts of $75.00 having been paid, said articles are deemed to have been filed with me this 17th day of September 1984.




                          /s/ Michael Joseph Connolly

                            MICHAEL JOSEPH CONNOLLY
                             Secretary of the State



 _________________________________
         A TRUE COPY ATTEST

     /s/ William Francis Galvin

       WILLIAM FRANCIS GALVIN
   SECRETARY OF THE COMMONWEALTH

  DATE: 5-28-97   CLERK
 _________________________________




                         TO BE FILLED IN BY CORPORATION
                      PHOTO COPY OF OF AMENDMENT TO BE SENT


             TO:      JEFFREY M. FREEDMAN
                 ---------------------------------------------
                      Brown, Rudrick, Freed & Gesmer
                      One Federal Street
                 ---------------------------------------------
                      Boston, Massachusetts 02110
                 ---------------------------------------------

                 Telephone: 542-3000
                            ----------------------------------



                                                      Copy Mailed - OCT-2 1984

                                          THE COMMONWEALTH OF MASSACHUSETTS
/s/                                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
---------                                MICHAEL JOSEPH CONNOLLY, Secretary
Examiner                                                                             FEDERAL IDENTIFICATION
                                  ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108   NO. 04-2499342
                                                                                     ----------------------
                                                ARTICLES OF AMENDMENT
                                       GENERAL LAWS, CHAPTER 156B, SECTION 72


            We  Jeffrey Stone                                                             , President and
                Jeffrey Stone                                                                    Clerk of

                                             New England Audio Co., Inc.
            ---------------------------------------------------------------------------------------------
                                             (EXACT Name of Corporation)

            located at:            40 Hudson Road, Shawmut Park, Canton, MA 02021
                        ---------------------------------------------------------------------------------
                                       (MASSACHUSETTS Address of Corporation)

            do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:  3, 4, 6
                                                                                            -------------

            ---------------------------------------------------------------------------------------------
                         (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)
 BS
---------   of the Articles of Organization were duly adopted by unanimous written consent dated
Name        July 28, 1992, by vote of:
Approved

                184    shares of  Class A Common                 out of      184      shares outstanding,
            ----------           -------------------------------        -------------
                                  type, class & series, (if any)

                164    shares of  Class B Common                 out of    200    shares outstanding, and
            ----------           -------------------------------        ---------
                                  type, class & series, (if any)

                       shares of                                 out of               shares outstanding,
            ----------           -------------------------------        -------------
                                  type, class & series, (if any)


            CROSS OUT  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
            INAPPLI-   XXXXXXX
            CABLE      being at least two-thirds of each type, class or series outstanding and entitled
            CLAUSE     to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:



 C   [ ]
 P   [ ]    1  For amendments adopted pursuant to Chapter 156B, Section 70.
 M   [ ]
R.A. [ ]    2  For amendments adopted pursuant to Chapter 156B, Section 71.

            Note: If the space provided under any Amendment or item on this form is insufficient,
  4         additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand
---------   margin of at least 1 inch for binding. Additions to more than one Amendment may be continued
P.C.        on a single sheet so long as each Adment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


        WITHOUT PAR VALUE STOCKS                           WITH PAR VALUE STOCKS

____________________________________________________________________________________
        TYPE         NUMBER OF SHARES        TYPE         NUMBER OF SHARES PAR VALUE
____________________________________________________________________________________
COMMON:                              COMMON:
 Class A                1,000
 Class B                1,000
____________________________________________________________________________________
PREFERRED:                           PREFERRED:


____________________________________________________________________________________

CHANGE the total authorized to:

        WITHOUT PAR VALUE STOCKS                           WITH PAR VALUE STOCKS

____________________________________________________________________________________
        TYPE         NUMBER OF SHARES        TYPE         NUMBER OF SHARES PAR VALUE
____________________________________________________________________________________
COMMON:                2,000,000     COMMON:

____________________________________________________________________________________
PREFERRED:                           PREFERRED:


____________________________________________________________________________________


    The description of the different classes of stock contained in Article 4 is hereby deleted. The newly designated common stock shall be the only class of capital stock of the corporation.

Article 6 of the Articles of Organization, be, and hereby is, amended to add the following paragraph:

                   "No director shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that this provision shall not eliminate the liability of a director, to the extent that such liability is imposed by applicable law,
                   (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 61 or 62 or successor provisions of the Massachusetts Business Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. This provision shall not eliminate the liability of a director for any act or omission occuring prior to the date upon which this provision becomes effective. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occuring prior to such amendment or repeal."






The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. EFFECTIVE
DATE: _______________________

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 28th day of July, in the year 1992.


          /s/ Jeffrey Stone                                        ,President/
-------------------------------------------------------------------
            Jeffrey Stone


          /s/ Jeffrey Stone                                  , Clerk/
------------------------------------------------------------
            Jeffrey Stone

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

                  ============================================

                       I hereby approve the within articles
                   of amendment and, the filing fee in the
                   amounts of $2,198 having been paid, said articles are deemed to have been filed with me this 29th day of July 1992.




                            /s/ Michael J. Connolly

                              MICHAEL J. CONNOLLY
                               Secretary of State
















                 TO BE FILLED IN BY CORPORATION

                 PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT
                 TO:


                      Daniel R. Avery, Esq.
                 ---------------------------------------------
                      Goulston & Storrs, P.C.
                      400 Atlantic Avenue
                 ---------------------------------------------
                      Boston, MA 02110-3333
                 ---------------------------------------------

                 Telephone: (617) 482-1776
                            ----------------------------------


                                          THE COMMONWEALTH OF MASSACHUSETTS
/s/
---------                                      WILLIAM FRANCIS GALVIN
Examiner                                    Secretary of the Commonwealth

                                            -----------------------------

                                  ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                                                ARTICLES OF AMENDMENT              FEDERAL IDENTIFICATION
                                       GENERAL LAWS, CHAPTER 156B, SECTION 72      NO. 04-2499342
                                                                                   ----------------------


            I Jeffrey Stone                                                              , President/ and
                                                                                      /Assistant Clerk of

                                             New England Audio Co., Inc.
            ---------------------------------------------------------------------------------------------
                                             (EXACT Name of Corporation)

            located at:            40 Hudson Road, Shawmut Park, Canton, MA 02021
                        ---------------------------------------------------------------------------------
                                       (MASSACHUSETTS Address of Corporation)

            do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:
                                                                                            -------------

                                                  3, 4, 5, 6
            ---------------------------------------------------------------------------------------------
                         (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

---------   of the Articles of Organization were duly adopted by unanimous written consent dated as of
Name        November 27, 1995, of
Approved

              420,000  shares of           Common                out of    420,000    shares outstanding,
            ----------           -------------------------------        -------------
                                  type, class & series, (if any)

                       shares of                                 out of               shares outstanding, and
            ----------           -------------------------------        -------------
                                  type, class & series, (if any)

                       shares of                                 out of               shares outstanding,
            ----------           -------------------------------        -------------
                                  type, class & series, (if any)


            CROSS OUT  being at least a majority of each type, class or series outstanding and entitled
            INAPPLI-   to vote thereon: (1)
            CABLE      being at least two-thirds of each type, class or series outstanding and entitled
            CLAUSE     to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby: (2)



 C   [ ]
 P   [ ]   (1)  For amendments adopted pursuant to Chapter 156B, Section 70.
 M   [ ]
R.A. [ ]   (2)  For amendments adopted pursuant to Chapter 156B, Section 71.

            Note: If the space provided under any Amendment or item on this form is insufficient,
  6         additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand
---------   margin of at least 1 inch for binding. Additions to more than one Amendment may be continued
P.C.        on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


        WITHOUT PAR VALUE STOCKS                           WITH PAR VALUE STOCKS

__________________________________________________________________________________________
        TYPE         NUMBER OF SHARES              TYPE         NUMBER OF SHARES PAR VALUE
__________________________________________________________________________________________
COMMON:                 2,000,000        COMMON:


__________________________________________________________________________________________
PREFERRED:                               PREFERRED:


__________________________________________________________________________________________

CHANGE the total authorized to:

        WITHOUT PAR VALUE STOCKS                           WITH PAR VALUE STOCKS

___________________________________________________________________________________________
        TYPE         NUMBER OF SHARES               TYPE         NUMBER OF SHARES PAR VALUE
___________________________________________________________________________________________
COMMON:                 2,000,000          COMMON:

___________________________________________________________________________________________
PREFERRED:              2,000,000          PREFERRED:


___________________________________________________________________________________________


The description of the different classes of stock contained in Article 4 shall hereby read as is set forth on Exhibit A.

The description of the restrictions upon the transfer of shares of stock is hereby deleted.

                                   EXHIBIT A


    Each share of the Common Stock shall have one vote with respect to all matters to be voted upon by stockholders and shall have all other rights as provided under these Articles, the By-Laws of the Corporation and by law.

    Each share of the Preferred Stock shall have such rights as may be determined from time to time by the Directors pursuant to Section 26 of M.G.L. c.156B.

                                   EXHIBIT B

    The Directors of the Corporation may determine in whole or in part, the preferences, voting powers, qualifications, and special or relative rights or
(1) any class of stock before the issuance of any shares of that class and (2) one or more series within a class before the issuance of any shares of that series.

Article 6 of the Articles of Corporation shall hereby be amended by adding the following new, additional paragraph:


                   (See Exhibit B)

















The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE
DATE: _______________________

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 27th day of November, in the year 1995.


          /s/ Jeffrey Stone                                           President
---------------------------------------------------------------------


          /s/ Jeffrey Stone                                     Assistant Clerk
---------------------------------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

                  ============================================

                       I hereby approve the within articles
                   of amendment and, the filing fee in the
                   amounts of $2,300.00 having been paid,
                   said articles are deemed to have been filed with me this 28th day of November 1995.




                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth



 _________________________________
         A TRUE COPY ATTEST

     /s/ William Francis Galvin

       WILLIAM FRANCIS GALVIN
   SECRETARY OF THE COMMONWEALTH

  DATE: 5-28-97   CLERK
 ________________________________



                 TO BE FILLED IN BY CORPORATION

                 PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT


             TO:      Daniel R. Avery, Esq.
                 ---------------------------------------------
                      Goulston & Storrs, P.C.
                      400 Atlantic Avenue
                 ---------------------------------------------
                      Boston, MA 02110-3333
                 ---------------------------------------------

                 Telephone: (617) 482-1776
                            ----------------------------------

FORM CS-28-5M-8:03

               THE COMMONWEALTH OF MASSACHUSETTS
                     WILLIAM FRANCIS GALVIN            TE
                 SECRETARY OF THE COMMONWEALTH         FEDERAL IDENTIFICATION

            ONE ASHBURTON PLACE, BOSTON, MASS. 02108
                                                       NO. 04-2499342

          CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                   A SERIES OF A CLASS OF STOCK


             General Laws, Chapter 156B, Section 26


                         --------------


I, Jeffrey Stone                                  , President and

                                                  , Assistant Clerk of

                          New England Audio Co., Inc.
-----------------------------------------------------------------------------
                             (Name of Corporation)

located at     40 Hudson Road, Canton, Massachusetts 02021
          -------------------------------------------------------------------

do hereby certify that by actions taken by unanimous written consent dated November 27, 1995, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted.


     See continuation sheets 2A through 2X.

NOTE: Notes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a lefthand margin 1 inch wide for binding and shall be 8-1/2" x 11". Only one side should be used.

                 CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING

                          A SERIES OF A CLASS OF STOCK

                                       OF

                          NEW ENGLAND AUDIO CO., INC.

                                     CALLED

                           "SERIES A PREFERRED STOCK"

                               TABLE OF CONTENTS

1. Designation and Amount................................................ 1

2. Definitions........................................................... 1

3. Dividends............................................................. 3

4. Liquidation Preference................................................ 3

5. Voting Rights; Representative Directors; etc. ........................ 4
          5.1. Votes Per Share: Notices.................................. 4
          5.2. Preferred Directors....................................... 4
                        5.2.1. Number of Directors....................... 4
                        5.2.2. Preferred Directors....................... 4
                        5.2.3. Non-Investor Directors.................... 4
                        5.2.4. Combined Director......................... 4
                        5.2.5. Majority Preferred Directors.............. 4
          5.3. Tenure.................................................... 5
          5.4. Termination of Certain Rights............................. 5

6. Redemption............................................................ 5
          6.1. Redemption Price.......................................... 5
          6.2. Mandatory Redemption...................................... 6
          6.3. Mandatory Contingent Redemption........................... 6
          6.4. Voluntary Redemption...................................... 7
          6.5. Notice of Redemption; Pro Rata Treatment.................. 7
          6.6. Specific Performance...................................... 7
          6.7. Subordination............................................. 7

7. Remedy Event.......................................................... 7

8. Conversion............................................................ 9
          8.1. Right of Conversion....................................... 9
          8.2. Automatic Conversion...................................... 9
          8.3. Mechanics of Conversion...................................11
          8.4. Adjustment of Conversion Price due to Issuance of
                Additional Shares........................................11
                        8.4.1. Special Definitions.......................11
                        8.4.2. No Adjustment of Conversion Price.........12
                        8.4.3. Adjustment of Conversion Price Upon
                               Issuance of Additional Shares of
                                Common Stock.............................12
                        8.4.4. Adjustments for Subdivisions, Stock
                               Dividends, Combinations or Consolidation
                                of Common Stock..........................13
                        8.4.5. Deemed Issue of Additional Shares of
                               Common Stock--Options and Convertible
                                Securities...............................13
                        8.4.6. Determination of Consideration............14

                        8.4.7 Other Dilutive Events.......................15
          8.5. Other Distributions........................................15
          8.6. Subsequent Events..........................................15

 9. Covenants.............................................................15
          9.1. Special Restrictions.......................................15
          9.2. No Impairment..............................................16
          9.3. Reservation of Shares......................................17
          9.4. Validity of Shares.........................................17
          9.5. Notice of Certain Events...................................17
          9.6. No Reissuance of Preferred Stock...........................17

10. Preemptive Rights.....................................................18
         10.1. Right of First Offer.......................................18
         10.2. Notice.....................................................18
         10.3. Full Acceptance............................................18
         10.4. Partial Acceptance.........................................18
         10.5. No Fractional Shares.......................................19
         10.6. Sales of Shares............................................19
         10.7. Exclusion of Certain Shares................................19

11. Amendments............................................................19

A.  SERIES A REDEEMABLE CONVERTIBLE PREFERRED STOCK

1. Designation and Amount. The designation of the first series of the authorized preferred stock, no par value, of the Company (the "Preferred Stock") shall be Series A Redeemable Convertible Preferred Stock (the "Series A Preferred Stock"). The number of authorized shares of Series A Preferred Stock shall initially be 400,000 subject to increase (but only as to shares of Preferred Stock authorized by the Articles of Organization with respect to which the powers, designations, preferences and rights shall not then have been previously designated) or decrease (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors.

     The Series A Preferred Stock has been issued pursuant to a Preferred Stock Purchase Agreement dated as of November 28, 1995 among the Company, Weston Presidio Offshore Capital C.V. and certain other investors (as from time to time in effect, the "Purchase Agreement"). A copy of the Purchase Agreement will be provided to any registered holder of shares of capital stock of the Company following written request directed to the Clerk of the Company at its registered address.

     The relative powers, preferences and rights, and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, granted to or imposed on the Series A Preferred Stock (and where applicable, the Common Stock) are set forth below:

2. Definitions. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Certificate of Vote of Directors, (b) the capitalized term "Exhibit" refers to exhibits to this Certificate of Vote of Directors, (c) references to a particular Section include all subsections thereof and (d) the word "including" shall be construed as "including without limitation". Accounting terms used in this Certificate of Vote of Directors and not otherwise defined herein shall have the meanings provided in GAAP. Certain capitalized terms are used in this Certificate of Vote of Directors as specifically defined in this Section 1 as follows:

     2.1. "Accepted Shares" is defined in Section 10.2.

     2.2. "Additional Shares of Common Stock" is defined in Section 8.4.1(d).

     2.3. "By-laws" means all written rules, regulations, procedures and by-laws and all other similar documents, relating to the management, governance or internal regulation of a Person other than an individual, or interpretive of the Charter of such Person, each as from time to time amended or modified.

     2.4. "Calculation Date" is defined in Section 4.

     2.5. "Common Stock" means the common stock no par value, of the Company.

     2.6. "Company" is defined in the Preamble.

     2.7. "Conversion Price" is defined in Section 8.1.

     2.8.      "Convertible Securities" is defined in Section 8.4.1(c).

     2.9.      "Future Shares" is defined in Section 10.1.

     2.10.     "Future Shares Exercise Period" is defined in Section 10.1.

     2.11.     "Initial Closing Date" is defined in the Purchase Agreement.

     2.12.     "Investor Common Stock" is defined in the Purchase Agreement.

     2.13.     "Non-Investor Common Stock" is defined in the Purchase Agreement.

     2.14.     "Non-Investor Director" is defined in Section 5.2.3.

     2.15.     "Notice of Purchase" is defined in Section 10.2.

     2.16.     "Offeree" is defined in Section 10.1.

     2.17.     "Options" is defined in Section 8.4.1(a).

     2.18.     "Organic Change" is defined in Section 6.3.

     2.19.     "Original Issue Date" is defined in Section 8.4.1(b).

     2.20. "Permitted Liquidation" is defined in section 5.5 of the Purchase Agreement.

     2.21. "Person" means an individual, partnership, corporation, company, association, trust, joint venture, unincorporated organization and any governmental department or agency or political subdivision.

     2.22.     "Preemptive Group" is defined in Section 10.1.

     2.23.     "Preferential Amount" is defined in Section 4.

     2.24.     "Preferred Director" is defined in Section 5.2.1.

     2.25.     "Preferred Stock" is defined in Section 1.

     2.26.     "Proportionate Percentage"  is defined in Section 10.1.

     2.27.     "Proposal" is defined in Section 10.1.

     2.28.     "Purchase Agreement" is defined in Section 1.

     2.29.     "Qualified Amount" is defined in Section 8.2.

2.30.  "Qualified Proceeds" is defined in Section 8.2.

2.31.  "Qualified Public Offering" is defined in Section 8.2.

2.32.  "Qualified Sale" is defined in Section 8.2.

2.33.  "Related Agreements" is defined in the Purchase Agreement.

2.34.  "Remedy Event" is defined in Section 7.

2.35.  "Remedy Notice" is defined in Section 5.2.5.

2.36.  "Second Closing Date" is defined in the Purchase Agreement.

2.37.  "Series A Preferred Stock" is defined in Section 1.

2.38.  "Warrants" is defined in Section 6.4.

2.39.  "WPC" is defined in the Purchase Agreement.

3. Dividends. Except for dividends that shall be paid prior to April 15, 1996, and permitted by Section 5.10.6 of the Purchase Agreement, no dividends of cash or other property (other than additional shares of Common Stock) shall be paid on the Common Stock unless the shares of Series A Preferred Stock receive the same dividends that such shares would have received had they been converted into Common Stock immediately prior to the record date for such dividend.

4. Liquidation Preference. In the event of (a) any liquidation, dissolution or winding up of the Company as a whole or substantially as a whole in a single transaction or a series of related transactions, either voluntary or involuntary; or (b) unless agreed otherwise in writing by the holders of a majority of the Series A Preferred Stock, a merger or consolidation of the Company except where (i) the Company is the surviving entity and (ii) the stockholders of the Company immediately prior to such merger or reconsolidation are the owners of stock having more than 50% of the outstanding voting power of the surviving corporation immediately following the merger, distributions to the stockholders of the Company shall be made in the following manner: the holders of Series A Preferred Stock shall first be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of any other series of Preferred Stock, Common Stock or other capital stock of the Company by reason of their ownership of such stock, an amount per share equal to the sum of (A) $42.37 plus (B) an amount in the form of a dividend which would equal a 15% rate of return compounded annually on the amount in clause (A) above from the date of original issuance or the Series A Preferred Stock to the date of distribution (the "Calculation Date") plus (C) accrued and unpaid dividends, if any, on the Series A Preferred Stock due under
Section 3 (such sum being referred to as the "Preferential Amount"). Any dividends paid to holders of the Series A Preferred Stock from the date of original issuance shall serve as a credit against the Preferential Amount. If the assets and funds of the Company shall be insufficient to permit the payment of the full Preferential Amount to the holders of Series A Preferred Stock, then the entire assets of the Company legally available for distribution shall be distributed ratably among the holders of Series A Preferred Stock in accordance with the aggregate liquidation preference of the shares of Series A Preferred Stock held by each of them.

    After payment has been made to the holders of Series A Preferred Stock of the full amounts to which they are entitled under this Section 4, the holders of Common Stock shall be entitled to share ratably in the remaining assets without participation by the holders of Series A Preferred Stock. If any such distributions described in this Section 4 are made in the form of assets and not cash, then such distributions shall be deemed to have been made at the fair market value of such assets.

5.  Voting Rights: Representative Directors; etc.

    5.1. Votes Per Share; Notices. Except as otherwise provided herein or required by law, the holders of Series A Preferred Stock shall vote as a single class with the holders of Common Stock and shall have such votes in respect of each share of Series A Preferred Stock on any matter submitted to the holders of Common Stock as the number of shares of Common Stock into which shares of Series A Preferred Stock may then be converted. Record holders of Series A Preferred Stock shall be entitled to notice of any stockholders' meeting or solicitation of stockholders' consents in the manner provided in the Bylaws of the Company for general notices.

    5.2.    Preferred Directors.

    5.2.1. Number of Directors. Except as provided in Section 5.2.5, the Company shall have seven directors.

    5.2.2.  Preferred Directors. In addition to the rights set forth in Sections
5.2.4 and 5.2.5, the holders of a majority of the shares of Series A Preferred Stock and Investor Common Stock, voting together as a single class, separate from all other classes, shall be entitled to elect two directors (the "Preferred Directors"). The election of any Investor Director who is not a partner of WPC's partner must be consented to by a majority of the holders of Non-Investor Common Stock, which consent shall not be unreasonably withheld.

    5.2.3. Non-Investor Directors. The holders of a majority of the shares of Non-Investor Common Stock, voting together as a single class, separate from all other classes, shall be entitled to elect four directors ("Non-Investor Directors").

    5.2.4. Combined Director. The holders of a majority of the shares of Series A Preferred Stock and Investor Common Stock, voting on a combined basis as a single class, and the holders of a majority of Non-Investor Common Stock voting separately as a single class, shall be together entitled to elect one director.

    5.2.5.  Majority Preferred Directors.

            In the event that any Remedy Event shall occur, then, upon notice to the Company given by the holders of not less than two-thirds of the Series A Preferred Stock then outstanding (a "Remedy Notice"), the number of directors shall be increased to eleven and the holders of Series A Preferred Stock and Investor Common Stock, voting together as a single class, shall become entitled to elect a total of six members of the Board of Directors of the Company until any such Remedy Event shall have been rectified or cured to the written satisfaction of the holders of at least a majority of the outstanding shares of Series A Preferred Stock and Investor Common Stock, whereupon such right of the holders of the Series A Preferred Stock and Investor Common Stock to elect six members of the Board of Directors of the Company shall cease and they shall immediately remove all members of the Board of Directors then in office who were elected pursuant to this Section 5.2.5 such that the Board of Directors shall again be comprised of two directors elected by a majority of the shares of Series A Preferred Stock and Investor Common Stock, voting together as a single class, separately from all other classes (subject to the second sentence of Section 5.2.2.), four directors elected by a majority of the shares of Non-Investor Common Stock, voting together as a single class, separately from all other classes, and one director elected by a majority of the shares of Series A Preferred Stock and Investor Common Stock, voting together as a single class and the holders of a majority of Non-Investor Common Stock voting separately as a single class, and the number of directors shall be reduced to seven, subject to the above rights being again revived from time to time upon the reoccurrence of the conditions above described.

     5.3. Tenure. Subject to Section 5.4 below, each Preferred Director elected by the holders of Series A Preferred Stock pursuant to Section 5.2 shall serve for a term of the lesser of (a) one year and until such Preferred Director's successor is elected and qualified, or (b) in the case of a Preferred Director elected pursuant to Section 5.2.5, until the right of such Preferred Director to remain in office under Section 5.2.5 ceases (at which time such Preferred Director will be deemed to be removed). So long as the holders of Series A Preferred Stock and Investor Common Stock are entitled to elect Preferred Directors, any vacancy in the position of a Preferred Director may be filled only by vote of the holders of a majority of the shares of Series A Preferred Stock and Investor Common Stock entitled to vote thereon. A Preferred Director may, during such Preferred Director's term of office, be removed at any time, with or without cause, only by the affirmative vote of the holders of record of a majority of the outstanding shares of Series A Preferred Stock and Investor Common Stock. Similarly, any vacancy in the position of a Non-Investor Director may be filled only by vote of the holders of a majority of the shares of the Non-Investor Common Stock entitled to vote thereon. A Non-Investor Director may, during such Non-Investor Director's term of office, be removed at any time, with or without cause, only by the affirmative vote of the holders of record of a majority of the outstanding shares of Non-Investor Common Stock.

     5.4 Termination of Certain Rights. All rights of the holders of Series A Preferred Stock and Investor Common Stock under Sections 5.2 and 5.3 shall terminate, automatically and without necessity of any further actions by any person, upon the earlier to occur of (a) the closing of a Qualified Public Offering or Qualified Sale or (b) such time as the sum of (i) all Common Stock previously issued upon conversion of Series A Preferred Stock and which is still outstanding plus (ii) all Common Stock that would then be issuable upon the conversion of outstanding Series A Preferred Stock plus (iii) all Common Stock previously issued upon exercise or exchange of any Warrants and which is still outstanding is less than 25% of such sum as calculated on the Second Closing Date (or if there has been no Second Closing Date, then the

Initial Closing Date) (adjusting for stock splits, stock dividends and similar recapitalization matters from and after the Second Closing Date or the Initial Closing Date, as the case may be). From and after the occurrence of any such event described in the foregoing clauses (a) or (b), Section 5.1 shall, along with the Company's Article of Organization, and by-laws, govern as to the voting for directors.

6.   Redemption

     6.1. Redemption Price. Shares of Series A Preferred Stock are redeemable in accordance with this Section 6 at a redemption price per share equal to the Preferential Amount as of the date of redemption, provided that notwithstanding anything else herein to the contrary, such shares of Series A Preferred Stock shall not be redeemable (a) if such redemption would violate the Subordination Agreement referred to in Section 6.7, or (b) without the consent of the Noteholders (as defined in the Senior Subordinated Note Agreement referred to below) if a Default or Event of Default (each term as defined in such Senior Subordinated Note Agreement) has occurred and is continuing under that Senior Subordinated Note Agreement between the Company and members of the Bronfman family dated November 28, 1995.

     6.2. Mandatory Redemption. Except as set forth in Section 6.4, irrespective of any other redemptions or acquisitions of shares of the Series A Preferred Stock, the Company will redeem at a price equal to the Preferential Amount that number of shares of Series A Preferred Stock equal to 6.25% of the total number of issued and outstanding shares of Series A Preferred Stock as of December 31, 1999 (or such lesser number as is then outstanding) on the last day of each March, June, September and December commencing in March 2000.

     6.3. Mandatory Contingent Redemption. Upon the earliest to occur of

          (a) the sale by the Company of all or a substantial portion of its assets, other than a Permitted Liquidation or a Qualified Sale;

          (b) the merger, of the Company with, or the consolidation of the Company into, any other corporation (other than a Qualified Sale) except where (i) the Company is the surviving entity and (ii) the stockholders of the Company immediately prior to such merger or consolidation own collectively stock having more than 50% of the outstanding voting power (assuming conversion of all convertible securities and exercise of all outstanding options and warrants) of the surviving corporation;

          (c) the dissolution or liquidation of the Company;

          (d) Jeffrey Stone shall cease for any reason to be the President or Chief Operating Officer of the Company and a replacement reasonably satisfactory to the holders of at least a majority of the outstanding shares of Series A Preferred Stock shall not be in place within 180 days;

          (e) except as a result of a Qualified Public Offering, more than 50% of the outstanding voting stock of the Company becomes owned by Persons other than collectively (i) holders of Series A Preferred Stock and their transferees and (ii) other stockholders of record on the Second Closing Date (or, if there is no Second Closing Date, then the Initial Closing Date) (the foregoing events described in clauses (a) through (e) shall constitute an "Organic Change"); or

          (f) a Remedy Event,

to the extent permitted by the Company's principle senior bank working capital facility, each holder of Series A Preferred Stock and its permitted transferees may, in lieu of and not in addition to any rights it may have under Section 7, require the Company to redeem all or any portion of the then outstanding shares of the Series A Preferred Stock of such holder, at the holder's option, either
(A) at a price equal to the Preferential Amount or (B) at a price equal to the sum of (1) the Conversion Price plus (2) accrued and unpaid dividends, if any, on the Series A Preferred Stock due under Section 3, together with Warrants on the same terms as described in Section 6.4.

     6.4. Voluntary Redemption. The Company may redeem at the Preferential Amount pro rata from all holders of Series A Preferred Stock an aggregate number of shares of Series A Preferred Stock specified in the notice delivered pursuant to Section 6.5. Such redemption shall take place at the time and on the date set forth in such notice. At the closing of such redemption, the Company shall deliver to each holder of Series A Preferred Stock whose shares are being redeemed warrants (the "Warrants") to purchase the number of shares of Common Stock into which the shares of Series A Preferred Stock so redeemed could at the time have been converted at a purchase price per share equal to the aggregate cash consideration received by the holder in connection with the redemption divided by such number of shares of Common Stock. The number of shares for which each Warrant shall be exercisable shall be reduced in proportion to the mandatory redemption of Preferred Stock under Section 6.2 as provided in the Warrant. At the option of the Company, any redemption under this Section 6.4 may be applied against, and shall relieve the Company of, the next succeeding redemption obligation under Section 6.2 to the extent of the shares redeemed under this Section 6.4.

     6.5. Notice of Redemption; Pro Rata Treatment. Written notice of redemption of Preferred Stock pursuant to Sections 6.2 and 6.4 shall be given not fewer than 30 days prior to the redemption date by first class mail, postage prepaid, to each holder of record of shares of the Preferred Stock, at such holder's address on the books of the Company. Each such notice shall state: (a) the redemption date; (b) the number of shares of the Series A Preferred Stock to be redeemed; (c) the Preferential Amount; (d) the place or places where certificates for such shares are to be surrendered for payment of the Preferential Amount; and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Redemptions under Section 6.2 and 6.4 shall be made pro rata among all holders of Series A Preferred Stock.

     6.6. Specific Performance. If any holder becomes obligated so to deliver any shares of Series A Preferred Stock to the Company upon any redemption under this Section 6 and fails to deliver the certificate therefor in accordance with this Certificate of Vote of Directors, the Company may, at its option, in addition to all other remedies it may have, cancel on its books such certificate representing such shares to be redeemed.

     6.7. Subordination. The rights of the holders of the Series A Preferred Stock shall be subject to the provisions of the Subordination Agreement dated November 28, 1995 among the Company, The First National Bank of Boston and the initial holders of the Series A Preferred Stock, which provisions are incorporated herein by reference. The holders of the Series A Preferred Stock should refer to the Subordination Agreement for a description of the terms under which redemption and other payments on the Series A Preferred Stock are prohibited to be made by the Company or to be received by the holders of the Series A Preferred Stock, notwithstanding the other provisions of this Section 6.

7. Remedy Event. The term "Remedy Event" shall mean the occurrence and continuance of any of the following events for a period exceeding 45 days after written notice of the occurrence of such event has been furnished to the Company by one or more holders of Series A Preferred Stock at its registered address:

     7.1. The Company shall fail to make any payment in respect of dividends on or redemptions of any shares of Series A Preferred Stock as the same shall become due.

     7.2. The Company shall fail to perform or observe any of the covenants, agreements or other provisions set forth in this Certificate of Vote of Directors.

     7.3. Any material written representation or warranty of or with respect to the Company made in, or pursuant to the express requirements of, the Purchase Agreement shall prove to have been false on the date as of which it was made.

     7.4. The Company or any of its Subsidiaries shall fail to make any required payment on any senior bank indebtedness exceeding $250,000 in principal amount of (or guaranteed by) the Company or any of its Subsidiaries, or the Company or any of its Subsidiaries shall fail to perform or observe any of the covenants or provisions required to be performed or observed by it pursuant to the credit agreement evidencing such senior bank indebtedness (as from time to time in effect), and (a) any security interest in or other lien on any property securing any such indebtedness shall be enforced, unless contested in good faith by the Company by appropriate proceedings or (b) if such payment is a partial payment, all related indebtedness shall become due and payable prior to stated maturity.

     7.5. The Company or any of its Subsidiaries shall fail to make any required payments, which payments exceed $375,000 in the aggregate, with respect to indebtedness of (or guaranteed by) the Company or any of its Subsidiaries or with respect to any share of capital stock (whether because funds are not legally available therefor or otherwise), whether such payments are due upon final maturity, accelerated maturity, mandatory prepayment or otherwise.

     7.6. The Company shall fail to keep reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Series A Preferred Stock or shall fail to issue an amount of shares of Common Stock upon the conversion by the holders thereof of the Series A Preferred Stock.

     7.7. An Organic Change shall occur.

     7.8. The sum of consolidated stockholders' equity of the Company and its subsidiaries plus (to the extent not included in stockholders' equity) the Preferred Stock, all determined in accordance with generally accepted accounting principles consistently applied, shall at any time be less than the sum of (a) $250,000 plus (b) two thirds of the Preferred Stock (or other equity) issued by the Company on the Second Closing Date, determined in accordance with generally accepted accounting principles.

     7.9 A final judgement which, in the aggregate with other outstanding final judgments against the Company or any of its Subsidiaries, exceeds $500,000 above insurance coverage shall be rendered against the Company or any of its Subsidiaries and, within 30 days after entry thereof, such judgement shall not have been discharged or stayed pending appeal, or within 30 days after expiration of such stay such judgment shall not have been discharged.

     7.10 The Company or any of its Subsidiaries or their Affiliates shall fail to perform or observe any covenant, agreement or provision to be performed or observed by it under section 5 of the Purchase Agreement or sections 2 through 9 of the Registration Rights Agreement and such failure shall not have been rectified or cured within 75 days after actual knowledge of Samuel Bloomberg or Jeffrey Stone or their replacement executive officers.

     7.11 The Company or any of its subsidiaries owning at least 10% of the assets, or contributing over the past fiscal year at least 10% of the cash flow, of the Company and its subsidiaries on a consolidated basis, shall:

            (a) commence a voluntary case under Title 11 of the United States as from time to time in effect, or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

            (b) have filed against it a petition commencing an involuntary case under such Title 11 and such petition is not dismissed within 90 days;

            (c) seek relief as a debtor under any applicable law, other than such Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief:

            (d) have entered against it any order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors generally, or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property; or

            (e) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or the other custodian for all or a substantial part of its property.

8.   CONVERSION.

     8.1 RIGHT OF CONVERSION. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof at any time at the office of the Company or any transfer agent for the

Series A Preferred Stock into the number of shares of the Common Stock of the Company obtained by dividing $42.37 by the then effective conversion price of the Series A Preferred Stock (as from time to time adjusted by this Section 8, the "Conversion Price"). The initial Conversion Price shall be $42.37 per share. All calculations under this Section 8 shall be made to the nearest one hundredth of a cent.

     8.2. Automatic Conversion. Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price at any time upon the occurrence of any of the following events that result in Qualified Proceeds:

          (a) the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, with managing underwriters reasonably satisfactory to the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, covering the offer and sale of Common Stock for the account of the Company to the public generally providing net proceeds to the Company or selling stockholders (after underwriter commissions and discounts, but before other offering expenses) of not less than $10,000,000 in the aggregate (a "Qualified Public Offering"); or

          (b)(i) the sale or other disposition of all or a substantial portion of the assets of the Company or (ii) the merger or consolidation of the Company with or into any third party as a result of which the stockholders of the Company immediately prior to such merger or consolidation do not own stock having more than 50% of the outstanding voting power (assuming conversion of all convertible securities and exercise of all outstanding options and warrants) of the surviving corporation (collectively, a "Qualified Sale").

          As used in this Section 8.2. an event shall be deemed to result in "Qualified Proceeds" if:

          (A) in the case of a Qualified Public Offering, the public offering price per share of Common Stock (after underwriting commissions and discounts, but before other offering expenses), set forth within the final prospectus which is part of the effective registration statement relating to such Qualified Public Offering, shall be not less than the Qualified Amount (as defined below); or

          (B) in the case of a Qualified Sale as described in clause (b)(i), the net proceeds received by the Company as a result of such sale, which are attributable to one share of Common stock, and which are available for distribution to the holder of such share of Common Stock, shall be not less than the Qualified Amount; or

          (C) in the case of a Qualified Sale as described in clause (b)(ii), either (1) in the case of such Qualified Sale where the Company is the surviving entity, the fair market value of all securities, cash or other property (including without limitation any Common Stock), which is received or retained in connection with such Qualified Sale (as determined in good faith by the Board of Directors) on account of one share of Common Stock shall be not less than the Qualified Amount; or (2) in the case of such a Qualified Sale where the Company is not the surviving entity, the fair market value of the total consideration received in connection with such Qualified Sale (as determined in good faith by the Board of Directors) on account of one share of Common Stock shall be not less than the Qualified Amount.

As used above, "Qualified Amount" shall mean the following amount (minus, in each case, all prior cash distributions and cash dividends paid per share of Investor Common Stock or Series A Preferred Stock pursuant to Section 3):

          (x) $84.74, if the Qualified Public Offering or Qualified Sale, as the case may be, occurs prior to October 31, 1997; and

          (y) $95.33, if the Qualified Public Offering or Qualified Sale, as the case may be, occurs on or after October 31, 1997;

     provided that such amount shall be adjusted, in each case, for increases in the number of issued and outstanding Common Stock occurring after the date hereof as a result of stock splits, subdivisions, dividends or similar recapitalizations.

8.3. Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock and to receive certificates therefor, such holder shall surrender the Series A Preferred Stock certificates, duly endorsed, at the office of the Company or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Company at such office that such holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to Section 8.2, the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; and provided, further that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Series A Preferred Stock are either delivered to the Company or its transfer agent as provided above, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. The Company shall, as soon as practicable after such delivery, or execution of such agreement in the case of a lost certificate, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock plus all accrued and unpaid dividends on such holder's Series A Preferred Stock so converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, or in the case of automatic conversion immediately upon closing of the Qualified Public Offering or Qualified Sale, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

     8.4. Adjustment of Conversion Price due to Issuance of Additional Shares. The Conversion Price shall be subject to adjustment as follows:

     8.4.1.    Special Definitions.

     (a) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

     (b) "Original Issue Date" shall mean the date on which the Series A Preferred Stock is first issued by the Company.

     (c) "Convertible Securities" shall mean any indebtedness, shares or other securities convertible into or exchangeable for Common Stock, other than the Series A Preferred Stock.

     (d) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 8.4.5, deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock issued or issuable at any time:

          (i) upon conversion of the Series A Preferred Stock authorized herein or upon exercise of the other options and warrants set forth in Exhibit
     4.3.2 to the Purchase Agreement;

          (ii) as a dividend or distribution on the Series A Preferred Stock or any event for which adjustment is made pursuant to Section 8.4.3;

          (iii) pursuant to the Stock Option Plan or other stock option, stock bonus or other employee stock plan referred to in Section 4.1.1 of the Purchase Agreement or otherwise permitted by section 5.17 of the Purchase Agreement or approved by the holders of at least a majority of the outstanding shares of Series A Preferred Stock, which approval shall specify the number of shares of Common Stock available for distribution under any such plan;

          (iv) by way of dividend or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (i), (ii), (iii) or this clause (iv); or

          (v) in connection with sales of Common Stock or other Future Shares to the Preemptive Group.

     8.4.2. No Adjustment of Conversion Price. No adjustment in the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the applicable Conversion Price in effect on the date of, and immediately prior to, such issue.

     8.4.3. Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Company shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 8.4.5) for a consideration per share less than the applicable Conversion Price of the Series A Preferred Stock in effect on the date of and immediately prior to such issue, then and in such event, the applicable Conversion Price shall be recomputed, concurrently with such issue (calculated to the nearest one hundredth of a cent) by dividing (a) an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue multiplied by the then effective Conversion Price and (ii) the consideration, if any, deemed received by the Company upon such issue by (b) the total number of shares of Common Stock deemed to be outstanding immediately after such issue; and provided that, for purposes of this Section 8.4.3, all shares of Common Stock outstanding and issuable upon conversion of outstanding Options, Convertible Securities and the Series A Preferred Stock shall be deemed to be outstanding. In no event will the Conversion Price be adjusted as the result of any issuance of any Additional Shares of Common Stock to any amount higher than the Conversion Price in effect immediately prior to such issuance.

     8.4.4. Adjustments for Subdivisions, Stock Dividends, Combinations or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be increased by way of stock issued as a dividend for no consideration or subdivided (by stock split or otherwise) into a greater number of shares of Common Stock, the respective Conversion Prices then in effect shall, concurrently with the effectiveness of such increase or subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the respective Conversion Prices then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

     8.4.5. Deemed Issue of Additional Shares of Common Stock - Options and Convertible Securities. In the event the Company at any time after the Original Issue Date shall have any Options or Convertible Securities other than such Options or Convertible Securities which are exchangeable, issuable, exercisable or convertible into Common Stock which are excluded from the definition of Additional Common Stock or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 8.4.6) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of, and immediately prior to, such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

          (a) no further adjustment in the applicable Conversion Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities or upon the subsequent issue of such

Convertible Securities or Options;

          (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or any increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; and

          (c) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon shall, upon such expiration, be recomputed as if such unexercised portion of such Options or rights of conversion or exchange under such Convertible Securities had not been issued.

     8.4.6. Determination of Consideration. For purposes of this Section 8.4, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

          (a) Cash and Property: Such consideration shall:

                 (i) insofar as it consists of cash, be computed at the aggregate amount of net cash proceeds received by the Company, excluding unpaid amounts payable for accrued interest or accrued dividends;

                (ii) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Company; and

               (iii) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, which is allocated to the Additional Shares of Common Stock as determined in good faith by the Board of Directors.

          (b) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 8.4.5, relating to Options and Convertible Securities, shall be determined by dividing

                 (i) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus, the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration but subject to later readjustment pursuant to Section 8.4.5) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

            (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number but subject to later readjustment pursuant to Section 8.4.5) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

       8.4.7. Other Dilutive Events. In case any event shall occur as to which the other provisions of this Section 8.4 are not strictly applicable, but the failure to make any adjustment in the Conversion Price would not fairly protect the conversion rights represented by the Series A Preferred Stock in accordance with the intention of this Section 8, then, upon request of the holders of a majority of the shares of the Series A Preferred Stock, the Board of Directors of the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company) to give their opinion as to the adjustment, if any, on a basis consistent with the intention of this
     Section 8, necessary to preserve without dilution the conversion rights represented by the Series A Preferred Stock. Upon receipt of such opinion, the Company will promptly furnish a copy thereof to the holders of the Series A Preferred Stock and the Conversion Price shall be adjusted in accordance therewith. The fees and expenses of such accountants shall be paid by the Company; provided, however, that if such accountants opine that no adjustment is necessary, such fees and expenses will be paid by the holders of the Series A Preferred Stock.


     8.5. Other Distributions. In the event the Company shall declare a distribution payable in securities of the Company (other than shares of Common Stock), securities of other entities, securities evidencing indebtedness issued by the Company or other entities, assets (including cash dividends) or options or rights, then, in each such case for the purpose of this Section 8, the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of such Series A Preferred Stock were convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

     8.6. Subsequent Events. In the event of any recapitalization, consolidation or merger of the Company or its successor which does not require redemption of the Series A Preferred Stock pursuant to Section 6.3, the shares of Series A Preferred Stock shall be convertible into such shares or other interests as the Series A Preferred Stock would have been entitled if the Series A Preferred Stock had been converted into Common Stock immediately prior to such event.

9. Covenants.

     9.1 Special Restrictions. At any time when shares of Series A Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Company is required by law or by the Articles of Organization, and in addition to any other vote required by law or the Articles of Organization, without the consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, the Company will not:

          (a) create or authorize the creation of any additional class or series of shares of stock, or issue any shares thereof, unless the same ranks pari passu with or junior to the Series A Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Company or increase the authorized amount of the Series A Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks pari passu with or junior to the Series A Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Company, or create or authorize any instrument or security convertible into shares of Series A Preferred Stock or into shares of any other class or series of stock unless the same ranks pari passu with or junior to the Series A Preferred Stock as to distribution of assets on the liquidation, dissolution or winding up of the Company, whether any such creation, authorization or increase shall be by means of amendment to the Articles of Organization or by merger, consolidation or otherwise;

          (b) amend, alter or repeal its Articles of Organization or By-laws in a manner that is adverse to the holders of Series A Preferred Stock in any respect or for which the holders of Series A Preferred Stock did not receive prior written notice;

          (c) purchase or set aside any sums for the purchase of any shares of stock other than (i) the Series A Preferred Stock, (ii) Future Shares or
     (iii) Common Stock from former employees of the Company who acquired such shares directly from the Company or pursuant to the Stock Option Plan (as defined in the Purchase Agreement), if each such purchase is made pursuant to contractual rights held by the Company relating to the termination of employment of any such former employee and the total purchase price does not exceed $100,000 for all such purchases from each such former employee or is expressly permitted by the Stock Option Plan or stock option agreements entered into in connection therewith;

          (d) redeem or otherwise acquire any shares of Series A Preferred Stock except as expressly authorized in Section 6 or pursuant to a purchase offer made pro rata to all holders of the shares of Series A Preferred Stock on the basis of the aggregate number of outstanding shares of Series A Preferred Stock then held by each such holder;

          (e) consent to any liquidation, dissolution or winding up of the Company as a whole or substantially as a whole in a single transaction or a series of related transactions; or

          (f) consolidate or merge into or with any other entity or entities or sell or transfer all or substantially all its assets, except that the Company may, without the consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, effectuate a merger in which (i) the Company is the surviving corporation and (ii) the stockholders of the Company immediately prior to the merger hold more than 50% of the outstanding voting power of the surviving corporation (assuming conversion of all convertible securities and exercise of all outstanding options and warrants), and the Company may effect a Qualified Sale.

     9.2 No Impairment. The Company will not seek to avoid the observance or performance of any of the terms to be observed or performed under this Certificate of Vote of Directors by the Company, but will at all times in good faith assist in carrying out all the provisions of this Certificate of Vote of Directors.

     9.3 Reservation of Shares. So long as any share of Series A Preferred Stock shall remain outstanding, the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock, for the purpose of issuance upon conversion of the Series A Preferred Stock, the full number of shares of Common Stock then issuable upon exercise of all outstanding shares of Series A Preferred Stock. If the Company's Common Stock shall be listed on any national stock exchange, the Company at its expense shall include in its listing application all of the shares of Common Stock reserved for issuance upon conversion of the Series A Preferred Stock (subject to issuance or notice of issuance to the exchange) and will similarly procure the listing of any further Common Stock reserved or issuance upon conversion of the Series A Preferred Stock at any subsequent time as a result of adjustments in the outstanding Common Stock or otherwise.

     9.4 Validity of Shares. The Company will from time to time take all such action as may be required to assure that all shares of Common Stock which may be issued upon conversion of any share of the Series A Preferred Stock will, upon issuance, be legally and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. Without limiting the generality of the foregoing, the Company will from time to time take all such action as may be required to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the lowest quotient obtained by dividing the then current par value of the Series
A Preferred Stock by the number of shares of Common Stock into which each share of Series A Preferred Stock can, from time to time, be converted.

     9.5  Notice of Certain Events. If at any time:

           (a) the Company shall declare any dividend or distribution payable to the holders of its Common Stock;

           (b) the Company shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or any other rights;

           (c) any recapitalization of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization shall occur; or

           (d) a voluntary or involuntary dissolution, liquidation or winding up of the Company as a whole or substantially as a whole in a single transaction or a series of related transactions shall occur;

then, in any one or more of such cases, the Company shall give the registered holders of the Preferred Stock written notice, by registered mail, of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining stockholders entitled to vote upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given 20 days prior to the record date with respect thereto.

     9.6 No Reissuance of Preferred Stock. No shares of Series A Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue. The Company may from time to time take such appropriate corporate action as deemed necessary to reduce the authorized number of shares of Preferred Stock accordingly.

10. Preemptive Rights.

     10.1. Right of First Offer. Until the closing, including the closing under any over-allotment option, under a Qualified Public Offering, the Company shall not issue or sell any Common Stock (including securities convertible into, or options, warrants or other rights to purchase Common Stock, but excluding the shares described in Section 10.7)(collectively, the "Future Shares") to any person or other entity (an "Offeree") without first providing each holder of Series A Preferred Stock and Common Stock (all holders collectively referred to as the "Preemptive Group") the right to subscribe for its Proportionate Percentage of the Future Shares at a price and on such other terms which are at least as favorable as shall have been offered or are proposed to be offered by the Company to such Offeree and which shall have been specified by the Company in a notice delivered to each member of the Preemptive Group (the "Proposal"); provided, however, that the Preemptive Group shall have the option to purchase Future Shares with cash, regardless of the method of purchase offered to such Offeree. The Proposal by its terms shall remain open and irrevocable for a period of 30 days from the date it is delivered by the Company to the Preemptive Group (the "Future Shares Exercise Period"). The Proposal shall also certify that the Company has either (a) received a bona fide offer from a prospective purchaser, who shall be identified in such certification, and that the Company in good faith believes a binding agreement of sale is obtainable for consideration have a fair market, cash equivalent or present value set forth in such certification; or (b) intends in good faith to make an offering of its securities to prospective purchasers, who shall be identified to the extent possible in such certification at the price and on the terms set forth in such certification.

     "Proportionate Percentage" means, for any member of the Preemptive Group, the percentage of Future Shares covered by the Proposal equal to (i) the number of shares of Common Stock either held by the member of the Preemptive Group or into which the shares of Series A Preferred Stock held by such member would then be convertible divided by (ii) the total number of shares of Common Stock outstanding at the time of delivery of the Proposal plus the aggregate number of shares of

Common Stock into which all shares of Series A Preferred Stock would then be convertible.

        10.2. Notice. Notice of each member of the Preemptive Group's intention to accept the Proposal made pursuant to Section 10.1 shall be evidenced by a writing signed by such holder and delivered to the Company prior to the end of the Future Shares Exercise Period (the "Notice of Purchase") setting forth that portion of the Future Shares such holder elects to purchase (the "Accepted Shares").

        10.3. Full Acceptance. In the event that each member of the Preemptive Group elects to purchase all of the shares offered to such holder in the Proposal, the Company shall sell to each such holder, pursuant to Section 10.6, the number of Accepted Shares set forth in such holder's Notice of Purchase.

        10.4. Partial Acceptance. In the event that one or more members of the Preemptive Group do not elect to purchase all of the shares offered to such holders in the Proposal, the Company shall sell to shareholder, pursuant to
Section 10.6, the number of Accepted Shares, if any, set forth in such holder's Notice of Purchase. Members of the Preemptive Group may purchase pursuant to
Section 10.6 any remaining shares offered in the Proposal not purchased by the other members of the Preemptive Group pro rata based on the respective Proportionate Percentages of such holders wishing to purchase additional shares, or as they may otherwise agree.

        10.5. No Fractional Shares. For the purpose of avoiding fractions as to Future Shares, the Company may adjust upward or downward by not more than one full share the number of Future Shares which any member of the Preemptive Group would otherwise be entitled to purchase.

        10.6. Sale of Shares. No later than 30 days after the expiration of the Future Shares Exercise Period, the Company shall deliver to each member of the Preemptive Group who has submitted a Notice of Purchase to the Company a notice indicating the number of Future Shares which the Company shall sell to such holder pursuant to this Section 10 and the terms and conditions of such sale, which shall be in all respects (including, without limitation, unit price and interest rates) the same as specified in this proposal. The sale to such holders of such Future Shares shall take place not later than 10 days after receipt of such notice.

        Any sale to an Offeree of Future Shares that were not selected for purchase by the members of the Preemptive Group as provided above shall take place not later than 90 days after the expiration of the Future Shares Exercise Period. Such sale shall be upon terms and conditions in all respects (including, without limitation, unit price and interest rates) which are no more favorable to such Offeree or less favorable to the Company than those set forth in the Proposal. Any refused Future Shares not purchased by the Offeree as contemplated by the Proposal within the 90-day period specified shall remain subject to this
Section 10.

        10.7. Exclusion of Certain Shares. Notwithstanding any contrary provision of this Section 10, Future Shares shall not include shares of Common Stock issuable in transactions described in clauses (i), (ii), (iii) and (iv) of
Section 8.4.1(d).

11. Amendments. The provisions of these terms of the Series A Preferred Stock may not be amended modified or waived without the written consent or affirmative vote of each of the following groups: (a) the holders of at least a majority of the then outstanding shares of Series A Preferred Stock and (b) the holders of at least a majority of the then outstanding shares of Series A Preferred Stock and Common Stock voting together as a single class and (c) the holders of at least 25% of the then outstanding shares of Non-Investor Common Stock voting separately as a single class; provided, however, that any amendment changing the amount of the Conversion Price or Preferential Amount shall require the written consent or affirmative vote of holders of 100% of the then outstanding shares of Series A Preferred Stock. Except to the extent required by law, the vote of the holders of any other class of capital stock of the Company is not required for the amendment, modification or waiver of the terms of this Certificate of Vote of Directors.

     NEW ENGLAND AUDIO CO., INC. has caused this certificate to be signed by Jeffrey Stone, its President, and attested by Samuel Bloomberg, its Clerk, this 27th day of November, 1995.

                                        /s/ Jeffrey Stone
                                        -----------------
                                        President

ATTEST:

/s/ Samuel Bloomberg
--------------------
Clerk

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 28th day of November in the year 1995.

/s/ Jeffrey Stone, President

/s/ Jeffrey Stone, Assistant Clerk

                       THE COMMONWEALTH OF MASSACHUSETTS


                 CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                    (General Laws, Chapter 156B, Section 26)

     I hereby approve the within certificate and, the filing fee in the amount of $100. having been paid, said certificate is hereby filed this 28th day of November, 1995.


                                   /s/ William Francis Galvin

                                       William Francis Galvin
                                    Secretary of the Commonwealth


                         TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF CERTIFICATE TO BE SENT

TO:

     Daniel R. Avery, Esq.
     Goulston & Storrs
     400 Atlantic Avenue
     Boston, MA 02110-3333
Telephone: (617) 482-1776


A TRUE COPY ATTEST


/s/ William Francis Galvin

    WILLIAM FRANCIS GALVIN
 SECRETARY OF THE COMMONWEALTH

DATE 4/22/98   CLERK

                                          THE COMMONWEALTH OF MASSACHUSETTS
/s/ ?
---------                                      WILLIAM FRANCIS GALVIN
Examiner                                    Secretary of the Commonwealth

                                  ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                                                ARTICLES OF AMENDMENT              FEDERAL IDENTIFICATION
                                       GENERAL LAWS, CHAPTER 156B, SECTION 72      NO. 04-2499342
                                                                                       ------------------


            We  Jeffrey Stone                                                             , President and
                Samuel J. Bloomberg                                                              Clerk of

                                             New England Audio Co., Inc.
            ---------------------------------------------------------------------------------------------
                                             (EXACT Name of Corporation)

            located at:            40 Hudson Road, Shawmut Park, Canton, MA 02021
                        ---------------------------------------------------------------------------------
                                       (MASSACHUSETTS Address of Corporation)

            do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:      3
                                                                                            -------------

            ---------------------------------------------------------------------------------------------
                         (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)
PD
---------   of the Articles of Organization were duly adopted by unanimous written consent dated
Name        January 15, 1996, by vote of:
Approved

              161,017  shares of Common                          out of    161,017    shares outstanding,
            ----------           -------------------------------        -------------
                                  type, class & series, (if any)

                                 Series A Redeemable Convertible
              138,991  shares of Preferred Stock                 out of  138,991  shares outstanding, and
            ----------           -------------------------------        ---------
                                  type, class & series, (if any)

                       shares of                                 out of               shares outstanding,
            ----------           -------------------------------        -------------
                                  type, class & series, (if any)


            CROSS OUT  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
            INAPPLI-   XXXXXXX
            CABLE      being at least two-thirds of each type, class or series outstanding and entitled
            CLAUSE     to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby: 2



 C   [ ]
 P   [ ]    1  For amendments adopted pursuant to Chapter 156B, Section 70.
 M   [ ]
R.A. [ ]    2  For amendments adopted pursuant to Chapter 156B, Section 71.

            Note: If the space provided under any Amendment or item on this form is insufficient,
    4       additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand
---------   margin of at least 1 inch for binding. Additions to more than one Amendment may be continued
P.C.        on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


        WITHOUT PAR VALUE STOCKS                           WITH PAR VALUE STOCKS

_________________________________________________________________________________________________
        TYPE         NUMBER OF SHARES                   TYPE         NUMBER OF SHARES   PAR VALUE
_________________________________________________________________________________________________
COMMON:                 2,000,000          COMMON:


_________________________________________________________________________________________________
PREFERRED:              2,000,000          PREFERRED:


_________________________________________________________________________________________________

CHANGE the total authorized to:

        WITHOUT PAR VALUE STOCKS                           WITH PAR VALUE STOCKS

________________________________________________________________________________________________
        TYPE         NUMBER OF SHARES                 TYPE         NUMBER OF SHARES    PAR VALUE
________________________________________________________________________________________________
COMMON:                10,000,000          COMMON:

________________________________________________________________________________________________
PREFERRED:              4,000,000          PREFERRED:


________________________________________________________________________________________________


The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE
DATE: _______________________

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 22nd day of January, in the year 1996.


/s/ Jeffrey Stone                Jeffrey Stone                      , President/
--------------------------------------------------------------------


/s/ Samuel J. Bloomberg        Samuel J. Bloomberg                  ,     Clerk/
--------------------------------------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

                  ============================================

                       I hereby approve the within articles
                   of amendment and, the filing fee in the
                   amounts of $10,000 having been paid, said articles are deemed to have been filed with me this 23rd day of January 1996.




                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth



 _________________________________
         A TRUE COPY ATTEST

     /s/ William Francis Galvin

       WILLIAM FRANCIS GALVIN
   SECRETARY OF THE COMMONWEALTH

  DATE: 5-28-97   CLERK
 _________________________________



                 TO BE FILLED IN BY CORPORATION

                 PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT


             TO:      Daniel R. Avery, Esq.
                 ---------------------------------------------
                      Goulston & Storrs
                      400 Atlantic Avenue
                 ---------------------------------------------
                      Boston, MA 02110-3333
                 ---------------------------------------------

                 Telephone: (617) 482-1776
                            ----------------------------------


                                          THE COMMONWEALTH OF MASSACHUSETTS
/s/ ?
---------                                      WILLIAM FRANCIS GALVIN
Examiner                                    Secretary of the Commonwealth

                                  ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                                                ARTICLES OF AMENDMENT              FEDERAL IDENTIFICATION
                                       GENERAL LAWS, CHAPTER 156B, SECTION 72      NO. 04-2499342
                                                                                   ----------------------


            I   Jeffrey Stone                                                             , President and
                                                                                       Assistant Clerk of

             New England Audio Co., Inc.
            ---------------------------------------------------------------------------------------------
                                             (EXACT Name of Corporation)

            located at:            40 Hudson Road, Shawmut Park, Canton, MA 02021
                        ---------------------------------------------------------------------------------
                                       (MASSACHUSETTS Address of Corporation)

            do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:    3, 4
                                                                                            -------------

            ---------------------------------------------------------------------------------------------
                         (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)
PD
---------   of the Articles of Organization were duly adopted by unanimous written consent dated    May 9
Name        1996, by vote of:
Approved

             1,610,170 shares of Common                          out of   1,610,170   shares outstanding,
            ----------           -------------------------------        -------------
                                  type, class & series, (if any)

                                 Series A Redeemable Convertible
             1,389,910 shares of Preferred Stock                 out of 1,389,910 shares outstanding, and
            ----------           -------------------------------        ---------
                                  type, class & series, (if any)

                       shares of                                 out of               shares outstanding,
            ----------           -------------------------------        -------------
                                  type, class & series, (if any)


            CROSS OUT  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
            INAPPLI-   XXXXXXX
            CABLE      being at least two-thirds of each type, class or series outstanding and entitled
            CLAUSE     to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby: 2



 C   [ ]
 P   [ ]    1  For amendments adopted pursuant to Chapter 156B, Section 70.
 M   [ ]
R.A. [ ]    2  For amendments adopted pursuant to Chapter 156B, Section 71.

            Note: If the space provided under any Amendment or item on this form is insufficient,
    5       additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand
---------   margin of at least 1 inch for binding. Additions to more than one Amendment may be continued
P.C.        on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


        WITHOUT PAR VALUE STOCKS                           WITH PAR VALUE STOCKS

__________________________________________________________________________________________
        TYPE         NUMBER OF SHARES              TYPE       NUMBER OF SHARES   PAR VALUE
__________________________________________________________________________________________
COMMON:               10,000,000        COMMON:

__________________________________________________________________________________________
PREFERRED:             4,000,000        PREFERRED:
(Series A Redeemable     400,000
 Convertible)
__________________________________________________________________________________________

CHANGE the total authorized to:

        WITHOUT PAR VALUE STOCKS                           WITH PAR VALUE STOCKS

___________________________________________________________________________________________
        TYPE         NUMBER OF SHARES              TYPE        NUMBER OF SHARES   PAR VALUE
___________________________________________________________________________________________
COMMON:               10,000,000        COMMON:

___________________________________________________________________________________________
PREFERRED:                              PREFERRED:
(Series A Redeemable   4,000,000
 Convertible)
___________________________________________________________________________________________


    The Certificate of Vote of Directors Establishing a Series of A Class of Stock (The "Certificate") is hereby amended as is set forth on the attached Exhibit A.

                                   EXHIBIT A

(a) Section 1 of the Certificate is hereby amended by replacing the figure "400,000," where appearing in the fourth line of the first paragraph thereof, with the figure "4,000,000" and

(b) Section 5.2.2 of the Certificate is hereby amended to read in its entirety as follows:

                   "5.2.2. PREFERRED DIRECTORS. In addition to the rights set forth in Sections 5.2.4 and 5.2.5, the holders of a majority of the shares of Series A Preferred Stock and Investor Common Stock, voting together as a single class, separate from all other classes, shall be entitled to elect two directors (the "PREFERRED DIRECTORS"). The election of any Preferred Director who is not a partner of WPC's partner or an officer of Advent International Corporation must be consented to by a majority of the holders of Non-Investor Common Stock, which consent shall not be unreasonably withheld."


(c) Section 8.4.3 of the Certificate is hereby amended by inserting, immediately after the phrase "(calculated to the nearest one hundredth of a cent)", the following phrase:

              "to be the price determined".

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE
DATE: _______________________

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 13th day of May, in the year 1996.


          /s/ Jeffrey Stone                                           President
---------------------------------------------------------------------
Jeffrey Stone

          /s/ Jeffrey Stone                                     Assistant Clerk
---------------------------------------------------------------
Jeffrey Stone

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

                   ==========================================
    I hereby approve the within articles of amendment and, the filing fee in the amount of $200 having been paid, said articles are deemed to have been filed with me this 13th day of May, 1996.



                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth

                         -----------------------------
                               A TRUE COPY ATTEST
                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                         SECRETARY OF THE COMMONWEALTH

                         DATE 4/28/98 CLERK /s/ [Illegible]
                                            ---------------
                         -----------------------------

TO BE FILED IN BY CORPORATION

PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT




TO: Daniel R. Avery, Esq.
    ----------------------------------------------

    GOULSTON & STORRS, P.C.
    ----------------------------------------------

    400 Atlantic Avenue
    Boston, MA 02110
    ----------------------------------------------

    Telephone: (617) 482-1776
               -----------------------------------

                                                       FEDERAL IDENTIFICATION
                                                       NO. 04-2499343


                       THE COMMONWEALTH OF MASSACHUSETTS
                             WILLIAM FRANCIS GALVIN
                         SECRETARY OF THE COMMONWEALTH
             ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108-1512


                             ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


We,               Jeffrey Stone                                  , *President
   --------------------------------------------------------------


and                   Samuel J. Bloomberg                         *Clerk
   --------------------------------------------------------------

                          New England Audio Co., Inc.
of --------------------------------------------------------------------------
                          (Exact name of corporation)

located at:   40 Hudson Road, Shawmut Park, Canton, Massachusetts 02021
          -------------------------------------------------------------------
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                                     3 & 4
-----------------------------------------------------------------------------
         (Number those articles 1, 2, 3, 4, 5, and/or 6 being amended)

of the Articles of Organization were duly adopted by unanimous written consent dated May 30, 1997, by vote of:

                        Series A Redeemable
2,591,660 shares of Convertible Preferred Stock of 2,591,660 shares outstanding,
---------           ---------------------------    ---------
                  (type, class & series, if any)

1,610,170 shares of        Common Stock         of 1,610,170 shares outstanding,
---------           ---------------------------    ---------
                  (type, class & series, if any)

and

          shares of                             of           shares outstanding,
---------           ---------------------------    ---------
                  (type, class & series, if any)

(1)**being at least a majority of each type, class or series outstanding and entitled to vote thereon:/or (2)**being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:


*Delete the inapplicable words,           **Delete the inapplicable clause.
(1)For amendments adopted pursuant to Chapter 156B, Section 70.
(2)For amendments adopted pursuant to Chapter 156B, Section 71.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate
8-1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

/s/ illegible
----------
Examiner

/s/ illegible
----------
Name
Approved



  C  / /
  P  / /
  M  / /
R.A. / /

  28
----------
P.C.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following.

The total presently authorized is:

-----------------------------------------------------------------------------
 WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
-----------------------------------------------------------------------------
TYPE      NUMBER OF SHARES         TYPE      NUMBER OF SHARES      PAR VALUE
-----------------------------------------------------------------------------
Common:       10,000,000           Common:
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Preferred:  Series A Redeemable   Preferred:
            Convertible
               4,000,000
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


Change the total authorized to:

-----------------------------------------------------------------------------
 WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
-----------------------------------------------------------------------------
TYPE      NUMBER OF SHARES         TYPE      NUMBER OF SHARES      PAR VALUE
-----------------------------------------------------------------------------
Common:       10,000,000           Common:
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Preferred:     8,000,000           Preferred:
            (4,000,000
            Series A Redeemable
            Convertible and
            4,000,000 Series B
            Redeemable Convertible)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                SERIES A REDEEMABLE CONVERTIBLE PREFERRED STOCK
                                      AND
                SERIES B REDEEMABLE CONVERTIBLE PREFERRED STOCK


Recitals; Amendment and Restatement.

     (a) Pursuant to the unanimous written consent of the Board of Directors of the Company dated November 20, 1995, the Company adopted a Certificate of Vote of Directors with respect to the establishment of the Series A Preferred Stock (as amended on May 13, 1996, the "Series A Certificate of Vote");

     (b) Pursuant to the unanimous written consent of the Board of Directors and the shareholders of the Company dated May 30, 1997, the Series A Certificate of Vote is amended and restated in its entirety by the terms set forth in this Certificate of Vote.

1. Designation and Amount. The designation of the first series of the authorized preferred stock, no par value, of the Company (the "Preferred Stock") shall be Series A Redeemable Convertible Preferred Stock (the "Series A Preferred Stock"). The number of authorized shares of Series A Preferred Stock shall initially be 4,000,000 subject to increase (but only as to shares of Preferred Stock authorized by the Articles of Organization with respect to which the powers, designations, preferences and rights shall not then have been previously designated) or decrease (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors.

     The designation of the second series of the Preferred Stock shall be Series B Redeemable Convertible Preferred Stock (the "Series B Preferred Stock"). The number of authorized shares of Series B Preferred Stock shall initially be 4,000,000 subject to increase (but only as to shares of Preferred Stock authorized by the Articles of Organization with respect to which the powers, designations, preferences and rights shall not then have been previously designated) or decrease (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors.

     The Series A Preferred Stock has been issued pursuant to the Series A Preferred Stock Purchase Agreement dated as of November 28, 1995 among the Company, Weston Presidio Offshore Capital C.V. and certain other investors and pursuant to an amendment thereto dated May 13, 1996 (as so amended the "Original Series A Purchase Agreement"). A copy of the Original Series A Purchase Agreement will be provided to any registered holder of shares of capital stock of the Company following written request directed to the Clerk of the Company at its registered address.

     The Series B Preferred Stock has been issued pursuant to the Amended and Restated Series A and Series B Preferred Stock Purchase Agreement dated as of May 30, 1997 among the Company, Weston Presidio Offshore Capital C.V. and certain other investors (as from time to time in effect, the "Purchase Agreement"). The Purchase Agreement amends and restates the Original Series A Purchase Agreement and a coy of the Purchase Agreement will be provided to any registered holder of shares of capital stock of the Company following written request directed to the Clerk of the Company at its registered address.

     The relative powers, preferences and rights, and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, granted to or imposed on the Series A Preferred Stock and the Series B Preferred Stock and, where applicable, the Common Stock are set forth below:

2. Definitions. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Certificate of Vote, (b) the capitalized term "Exhibit" refers to exhibits to this Certificate of Vote,
(c) references to a particular Section include all subsections thereof and (d) the word "including" shall be construed as "including without limitation". Accounting terms used in this Certificate of Vote and not otherwise defined herein shall have the meanings provided in GAAP. Certain capitalized terms are used in this Certificate of Vote as specifically defined in this Section 1 as follows:

     2.1. "Accepted Shares" is defined in Section 10.2

     2.2. "Additional Shares of Common Stock" is defined in Section 8.4.1(d).

     2.3. "Affiliate"  is defined in the Purchase Agreement.

     2.4. "Applicable Conversion Price" is defined in Section 8.1.

     2.5. "Applicable Preferential Amount" is defined in Section 4.

     2.6. "Bridge Commitment" is defined in the Purchase Agreement.

     2.7. "Bridge Warrants" is defined in the Purchase Agreement.

     2.8. "By-laws" means all written rules, regulations, procedures and by-laws and all other similar documents, relating to the management, governance or internal regulation of a Person other than an individual, or interpretive of the Charter of such Person, each as from time to time amended or modified.

     2.9."Calculation Date" is defined in Section 4.

     2.10. "Combined Preferred Stock" means, collectively, the Series
A Preferred Stock and the Series B Preferred Stock, or either of such series.

     2.11. "Common Stock" means the common stock no par value, of the Company.

     2.12. "Company" is defined in the Preamble.

     2.13. "Convertible Securities" is defined in Section 8.4.1.(c).

     2.14. "Future Shares" is defined in Section 10.1.

     2.15. "Future Shares Exercise Period" is defined in Section 10.1.

     2.16. "Majority of Combined Preferred Stock" means a majority of the outstanding shares of Combined Preferred Stock (on an as converted basis), voting together as a single class.

     2.17. "Majority of Preferred Equity" means a majority of the outstanding shares of Combined Preferred Stock (on an as converted basis) and Preferred Common Stock, voting together as a single class.

     2.18. "Majority of Sub-Debt Interests" means the holders of a majority of Sub-Debt Warrants (on an as converted basis) and Common Stock issued upon the exercise of such Sub-Debt Warrants, voting together as a single class.

     2.19. "MGL 70" means Section 70 of Chapter 156B of the Massachusetts General Laws, as in effect on the Series B Original Issue Date.

     2.20. "Non-Investor Common Stock" is defined in the Purchase Agreement.

     2.21. "Non-Investor Director" is defined in Section 5.2.3.

     2.22. "Notice of Purchase" is defined in Section 10.2.

     2.23. "Offeree" is defined in Section 10.1.

     2.24. "Options" is defined in Section 8.4.1.(a).

     2.25. "Organic Change" is defined in Section 6.3.

     2.26. "Permitted Liquidation" is defined in section 5.5 of the Purchase Agreement.

     2.27. "Person" means an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization and any governmental department or agency or political subdivision.

     2.28. "PNC" is defined in Section 5.2.4.

     2.29. "Preemptive Group" is defined in Section 10.1.

     2.30. "Preferred Common Stock" means any Common Stock issued upon conversion of any Combined Preferred Stock or upon conversion or exercise of the Warrants.

     2.31. "Preferred Director" is defined in Section 5.2.1.

     2.32. "Preferred Stock" is defined in Section 1.

     2.33. "Proportionate Percentage" is defined in Section 10.1

     2.34. "Proposal" is defined in Section 10.1

     2.35. "Purchase Agreement" is defined in Section 1.

     2.36. "Qualified Amount" is defined in Section 8.2

     2.37. "Qualified Proceeds" is defined in Section 8.2.

     2.38. "Qualified Public Offering" is defined in Section 8.2.

     2.39. "Qualified Sale" is defined in Section 8.2.

     2.40. "Related Agreements" is defined in the Purchase Agreement.

     2.41. "Remedy Event" is defined in Section 7.

     2.42. "Remedy Notice" is defined in Section 5.2.6.

     2.43. "Series A Preferred Stock" is defined in Section 1.

     2.44. "Series A Preferred Stock Original Issue Date" means: (i) November 28, 1995, with respect to those shares of Series A Preferred Stock issued on November 28, 1995, as described above in Section 1 and (ii) May 13, 1996, with respect to those shares of Series A Preferred Stock issued on May 13, 1996, as described above in Section 1.

     2.45. "Series B Original Issue Date" is defined in Section 8.4.1.(b).

     2.46. "Series B Preferred Stock" is defined in Section 1.

     2.47. "Sub-Debt Note Agreement" is defined in the Purchase Agreement.

     2.48. "Sub-Debt Warrants" is defined in the Purchase Agreement.

     2.49. "Sub-Debt Warrant Agreement" is defined in the Purchase Agreement.

     2.50. "Subordinated Notes" is defined in the Purchase Agreement.

     2.51. "Warrants" is defined in Section 6.4.

     2.52. "WPC"  is defined in the Purchase Agreement.

3. Dividends. No dividends of cash or other property (other than additional shares of Common Stock) shall be paid on the Common Stock unless the shares of Combined Preferred Stock receive the same dividends that such shares would have received had they been converted into Common Stock immediately prior to the record date for such dividend.

4. Liquidation Preference. In the event of (a) any liquidation, dissolution or winding up of the Company as a whole or substantially as a whole in a single transaction or a series of related transactions, either voluntary or involuntary; or (b) unless agreed otherwise in writing by the holders of a Majority of Combined Preferred Stock, a merger or consolidation of the Company except where (i) the Company is the surviving entity and (ii) the stockholders of the Company immediately prior to such merger or reconsolidation are the owners of stock having more than 50% of the outstanding voting power of the surviving corporation immediately following the merger, distributions to the stockholders of the Company shall be made in the following manner: the holders of Combined Preferred Stock shall be entitled to receive, on a pro rata basis based on the respective amounts of their Applicable Preferential Amounts (as defined below), prior and in preference to any distribution of any of the assets of the Company to the holders of any other series of Preferred Stock. Common Stock or other capital stock of the Company by reason for their ownership of such stock, an amount per share equal to the sum of (A) $4,237 (in the case of the Series A Preferred Stock) and $5.30 (in the case of the Series B Preferred Stock) plus (B) an amount in the form of a dividend which would equal a 15% rate of return compounded annually on the applicable amount in clause (A) above from the Series A Original Issue Date, in the case of the Series A Preferred Stock, or the Series B Original Issue Date, in the case of the Series B Preferred Stock, to the date of distribution plus
(C) accrued and unpaid dividends, if any, on such Combined Preferred Stock due under Section 3 (such sum being referred to as the "Applicable Preferential Amount"). Any dividends paid to holders of Combined Preferred Stock from the Series A Original Issue Date or Series B Original Issue Date, as applicable, shall serve as a credit against the Applicable Preferential Amount due to such holders. If the assets and funds of the Company shall be insufficient to permit the payment in full of the Applicable Preferential Amounts to the holders of Combined Preferred Stock, then the entire assets of the Company legally available for distribution shall be distributed ratably among the holders of Combined Preferred Stock on a pro rata basis based on the respective amounts of their Applicable Preferential Amounts.

     After payment has been made to the holders of Combined Preferred Stock of the full amounts to which they are entitled under this Section 4, the holders of Common Stock shall be entitled to share ratably in the remaining assets without participation by the holders of Combined Preferred Stock. If any such distributions described in this Section 4 are made in the form of assets and not cash, then such distributions shall be deemed to have been made at the fair market value of such assets.

5. Voting Rights; Representative Directors; etc.

     5.1. Votes Per Share; Notices. Except as otherwise provided herein or required by law, the holders of Combined Preferred Stock shall vote as a single class with the holders of Common Stock and shall have such votes in respect of each share of Combined Preferred Stock on any matter submitted to the holders of Common Stock as the number of shares of Common Stock into which share of Combined Preferred Stock may then be converted. Record holders of Combined Preferred Stock shall be entitled to notice of any stockholders' meeting or solicitation of stockholders' consents in the manner provided in the Bylaws of the Company for general notices.

     5.2. Preferred Directors.

          5.2.1. Number of Directors. Except as provided in Section 5.2.6, the Company shall have nine directors.

          5.2.2. Preferred Directors. In addition to the rights set forth in
Section 5.2.5 and

5.2.6, the holders of a Majority of Preferred Equity shall be entitled to elect two directors (together with any directors elected pursuant to Section 5.2.6 by a Majority of the Preferred ?????????????????????????????????????????????????
of WPC or its Affiliates or an officer of Advent International Corporation or its Affiliates must be consented to by the holders of a majority of the outstanding shares of Non-Investor Common Stock, which consent shall not be unreasonably withheld.

    5.2.3. Non-Investor Directors. The holders of a majority of the outstanding shares of Non-Investor Common Stock, voting together as a single class, separate from all other classes, shall be entitled to elect five directors (the "Non-Investor Directors")

    5.2.4. Sub-Debt Director. In addition to the rights set forth in Section
5.2.5 and 5.2.6, the holders of a Majority of Sub-Debt Interests shall be entitled to elect one director (together with any directors elected pursuant to Section 5.2.6 by a Majority of the Sub-Debt Interests, the "Sub-Debt Directors"). The election of any Sub-Debt Director who is not a partner or officer, as the case may be, of Exeter Venture Lenders, L.P., Exeter Equity Partners, L.P., PNC Capital Corp, Seacoast Capital Partners, L.P. or their Affiliates must be consented to by the holders of a majority of the outstanding shares of Non-Investor Common Stock, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, in the event that the original holders of the Sub-Debt Warrants on the Series B Original Issuance Date or any Affiliate of such a holder fail to own 60% of the aggregate amount of all Sub-Debt Warrants, the Majority of Preferred Equity shall be entitled to elect all Sub-Debt Directors (subject to the second sentence of Section 5.2.2) and the provisions of the second sentence of this Section 5.2.4 shall no longer apply. For purposes of the preceding sentence only, the term "Affiliate", as applied to PNC Capital Corp ("PNC"), shall include (a) any principal, officer or employee of PNC, PNC Equity Management Corp or PNC Venture Corp and (b) any partnership or limited liability company of which any person described in clause (a) above is a partner or member, and as applied to each of Seacoast Capital Partners, L.P., Exeter Venture Lenders, L.P. and Exeter Equity Partners L.P., shall include (i) any partnership or limited liability company of which such person is a partner or member and (ii) any partner or limited partner of such Person or an Affiliate thereof.

    5.2.5. Combined Director. The holders of a Majority of the Preferred Equity, voting as a single class, and the holders of a Majority of Non-Investor Common Stock voting separately as a single class, shall be together entitled to elect one director; provided, however, that if the Majority of Preferred Equity and the Majority of Non-Investor Common Stock do not together so elect such director, the directorship shall remain vacant.

    5.2.6. Majority Preferred Directors. In the event that any Remedy Event shall occur, then, upon notice to the Company given by the holders of not less than two-thirds of the outstanding shares of Combined Preferred Stock (on an as converted basis) (a "Remedy Notice"), the number of directors shall be increased to thirteen and (a) the holders of a Majority of Preferred Equity shall become entitled to elect a total of five members of the Board of Directors of the Company, (b) the holders of a Majority of Sub-Debt Interests shall become entitled to elect a total of two members of the Board of Directors of the Company (subject to the last sentence of Section 5.2.4), (c) the holders of a majority of the outstanding shares of

     Non-Investor Common Stock shall continue to be entitled to elect the five Non-Investor Directors pursuant to Section 5.2.3 and (d) the holders of a Majority of the Preferred Equity and a Majority of the Non-Investor Common Stock shall together continue to be entitled to elect one director pursuant to Section 5.2.5, all until any such Remedy Event shall have been rectified or cured to the written satisfaction of the holders of a Majority of Preferred Equity, whereupon the right of the Majority of Preferred Equity to elect five members and the right of the Majority of the Sub-Debt Interests to elect two members of the Board of Directors of the Company shall cease and all Preferred Directors and Sub-Debt Directors then in office who were elected pursuant to this Section 5.2.6 shall be removed such that the Board of Directors shall again be comprised of (i) two directors elected by a Majority of Preferred Equity (subject to the second sentence of Section 5.2.2), (ii) five directors elected by a majority of the outstanding shares of Non-Investor Common Stock, voting together as a single class, separately from all other classes, (iii) one director elected by the holders of a Majority of Sub-Debt Interests (subject to the second sentence and the last sentence of Section 5.2.4), and (iv) one director elected by the holders of a Majority of the Preferred Equity, voting as a single class, and the holders of a Majority of Non-Investor Common Stock, voting separately as a single class (subject to the proviso in Section 5.2.5), and the number of directors shall be reduced to nine, subject to the above rights being again revived from time to time upon the reoccurrence of the conditions above described.

     5.3. Tenure. Subject to Section 5.4 below, each preferred Director or Sub-Debt Director elected pursuant to Section 5.2 shall serve for a term of the lesser of (a) one year and until such director's successor is elected and qualified, or (b) in the case of a Preferred Director or Sub-Debt Director elected pursuant to Section 5.2.6, until the right of such Preferred Director or Sub-Debt Director to remain in office under Section 5.2.6 ceases (at which time such Preferred Director or Sub-Debt Director will be deemed to be removed). So long as the holders of a Majority of Preferred Equity or a Majority of Sub-Debt Interests are entitled to elect Preferred Directors or Sub-Debt Directors, respectively, any vacancy in the position of a Preferred Director or a Sub-Debt Director may be filled only by vote of the holders of a Majority of Preferred Equity or a Majority of Sub-Debt Interests, as the case may be, entitled to vote thereon. A Preferred Director or a Sub-Debt Director, respectively, may, during such director's term of office, be removed at any time, with or without cause, only by the affirmative vote of the holders of record of a Majority of Preferred Equity or a Majority of Sub-Debt Interests, as the case may be. Similarly, any vacancy in the position of a Non-Investor Director may filled only by vote of the holders of a majority of the outstanding shares of the Non-Investor Common Stock entitled to vote thereon. A Non-Investor Director may, during such Non-Investor Director's term of office be removed at any time, with or without cause, only by the affirmative vote of the holders of record of a majority of the outstanding shares of Non-Investor Common Stock.

     5.4  Termination of Certain Rights.

          5.4.1. Majority of Preferred Equity. All rights of the Majority of Preferred Equity under Sections 5.2 and 5.3 shall terminate, automatically and without necessity of any further actions by any person, upon the earlier to occur of (a) the closing of a Qualified Public Offering or Qualified Sale or
(b) such time as the sum of (i) all Common Stock previously issued upon conversion of Combined Preferred Stock and which is still outstanding plus (ii) all Common Stock that would then be issuable upon the conversion of outstanding Combined

     Preferred Stock plus (iii) all Common Stock previously issued or then issuable upon exercise or conversion of any Warrants which is still outstanding is less than 25% of such sum as calculated on the Series B Original Issue Date (adjusting for stock splits, stock dividends and similar recapitalization matters from and after the Series B Original Issue
     Date). From and after the occurrence of any such event described in the foregoing clauses (a) or (b), Section 5.1 shall, along with the other provisions of the Company's Articles of Organization and By-laws, govern as to the voting for directors which the Majority of the Preferred Interests had previously been entitled to elect.

          5.4.2. Majority of Sub-Debt Interests. All rights of the Majority of Sub-Debt Interests under Sections 5.2 and 5.3 shall terminate, automatically and without necessity of any further actions by any person, upon the closing of a Qualified Public Offering or Qualified Sale. From and after the occurrence of any event described in the foregoing sentence,
     Section 5.1 shall, along with the other provisions of the Company's Articles of Organization and By-laws, govern as to the voting for directors which the Majority of the Sub-Debt Interests has previously been entitled to elect.

6.   Redemption.

     6.1. Redemption Price. Shares of Combined Preferred Stock are redeemable in accordance with this Section 6 at a redemption price per share equal to the Applicable Preferential Amount as of the date of redemption, provided that notwithstanding anything else herein to the contrary, such shares of Combined Preferred Stock shall not be redeemable (a) if such redemption would violate any Subordination Agreement referred to in Section 6.7, or (b) without the consent of the Noteholders (as defined in the Senior Subordinated Note Agreement referred to below) if a Default or Event of Default (each term as defined in such Senior Subordinated Note Agreement) has occurred and is continuing under that Senior Subordinated Note Agreement between the Company and members of the Bronfman family dated November 28, 1995.

     6.2. Mandatory Redemption. Except as set forth in Section 6.4, irrespective of any other redemptions or acquisitions of shares of Combined Preferred Stock, the Company will redeem at a price equal to the Applicable Preferential Amount that number of shares of each series of Combined Preferred Stock equal to 6.25% of the total number of issued and outstanding shares of such series as of March 31, 2001 (or such lesser number as is then outstanding) on the last day of each March, June, September and December commencing in June 2001.

          6.3. Mandatory Contingent Redemption. Upon the earliest to occur of:

               (a) the sale by the Company of all or a substantial portion of its assets, other than a Permitted Liquidation or a Qualified Sale;

               (b) the merger of the Company with, or the consolidation of the Company into, any other corporation (other than a Qualified Sale) except where (i) the Company is the surviving entity and (ii) the stockholders of the Company immediately prior to such merger or consolidation own collectively stock having more than 50% of the outstanding voting power (assuming conversion of all convertible securities and exercise of all outstanding options and warrants) of the surviving corporation;

          (c) the dissolution or liquidation of the Company;

          (d) Jeffrey Stone shall cease for any reason to be the President or Chief Operating Officer of the Company and a replacement reasonably satisfactory to the holders of at least a Majority of Combined Preferred Stock shall not be in place within 180 days;

          (e) except as a result of a Qualified Public Offering, more than 50% of the outstanding voting stock of the Company becomes owned by Persons other than collectively (i) holders of Combined Preferred Stock and their transferees and (ii) other stockholders of record on the Series B Original Issue Date (the foregoing events described in clauses (a) through (e) shall constitute an "Organic Change"); or

          (f) a Remedy Event,

to the extent permitted by the Company's principal senior bank working capital facility and the Sub-Debt Note Agreement, each holder of Combined Preferred Stock and its permitted transferees may, in lieu of and not in addition to any rights it may have under Section 7, require the Company to redeem all or any portion of the then outstanding shares of the Combined Preferred Stock of such holder, at the holder's option, either (A) at a price equal to the Applicable Preferential Amount or (B) at a price equal to the sum of (1) the Applicable Conversion Price plus (2) accrued and unpaid dividends, if any, on such Combined Preferred Stock due under Section 3, together with Warrants on the same terms as described in Section 6.4.

     6.4 Voluntary Redemption. The Company may redeem at the Applicable Preferential Amount pro rata from all holders of Combined Preferred Stock an aggregate number of shares of Combined Preferred Stock specified in the notice delivered pursuant to Section 6.5. Such redemption shall take place at the time and on the date set forth in such notice. At the closing of such redemption, the Company shall deliver to each holder of Combined Preferred Stock whose shares are being redeemed warrants in substantially the form of Exhibit 2.1A to the Purchase Agreement (the "Warrants") to purchase the number of shares of Common Stock into which the shares of Combined Preferred Stock so redeemed could at the time have been converted at a purchase price per share equal to the aggregate cash consideration received by the holder in connection with the redemption divided by such number of shares of Common Stock. The number of shares for which each Warrant shall be exercisable shall be reduced in proportion to the mandatory redemption of Combined Preferred Stock under
Section 6.2 as provided in the Warrant. At the option of the Company, any redemption under this Section 6.4 may be applied against, and shall relieve the Company of, the next succeeding redemption obligation under Section 6.2 to the extent of the shares redeemed under this Section 6.4.

     6.5 Notice of Redemption; Pro Rata Treatment. Written notice of redemption of Combined Preferred Stock pursuant to Sections 6.2 and 6.4 shall be given not fewer than 30 days prior to the redemption date by first class mail, postage prepaid, to each holder of record of shares of Combined Preferred Stock, at such holder's address on the books of the Company. Each such notice shall state: (a) the redemption date; (b) the number of shares of the Combined Preferred Stock to be redeemed; (c) the Applicable Preferential Amount; (d) the place or places where certificates for such shares are to be surrendered for payment of the Applicable Preferential Amount; and (c) that dividends on the shares to be redeemed will cense to accrue on such redemption date. Redemptions under Sections 6.2 and 6.4 shall be made pro rata among all holders of Combined Preferred Stock.

     6.6 Specific Performance. If any holder becomes obligated so to deliver any shares of Combined Preferred Stock to the Company upon any redemption under this Section 6 and fails to deliver the certificate therefor in accordance with this Certificate of Vote, the Company may, at its option, in addition to all other remedies it may have, cancel on its books such certificate representing such shares to be redeemed.

     6.7 Subordination. The rights of the holders of the Combined Preferred Stock shall be subject to the provisions of (i) the Amended and Restated Subordination Agreement dated May 30, 1997 among the Company, BankBoston, N.A. and the initial holders of the Combined Preferred Stock and (ii) the Subordination Agreement dated May 30, 1997 among the Company, the holders of the Combined Preferred Stock on such date and the initial holders of the Subordinated Notes, which provisions are incorporated herein by reference. The holders of the Combined Preferred Stock should refer to such subordination agreements for a description of the terms under which redemption and other payments on the Combined Preferred Stock, notwithstanding the other provisions of this Section 6.

7. Remedy Event. The term "Remedy Event" shall mean the occurrence and continuance of any of the following events for a period exceeding 45 days after written notice of the occurrence of such event has been furnished to the Company by one or more holders of Combined Preferred Stock at its registered address:

     7.1 The Company shall fail to make any payment in respect of dividends on or redemptions of any shares of Combined Preferred Stock as the same shall become due and, to the extent prohibited by any subordination agreement in effect from time to time and to which the Company and all of the holders of the Combined Preferred Stock are parties, such failure shall continue for a period of 135 days.

     7.2 The Company shall fail to perform or observe any of the covenants, agreements or other provisions set forth in this Certificate of Vote.

     7.3 Any material written representation or warranty of or with respect to the Company made in, or pursuant to the express requirements of, the Purchase Agreement shall prove to have been false on the date as of which it was made.

     7.4 The Company or any of its Subsidiaries shall fail to make any required payment on any senior bank indebtedness exceeding $250,000 in principal amount of (or guaranteed by) the Company or any of its Subsidiaries, or the Company or any of its Subsidiaries shall fail to perform or observe any of the covenants or provisions required to be performed or observed by it pursuant to the credit agreement evidencing such senior bank indebtedness (as from time to time in effect), and (a) any security interest in or other lien on any property securing any such indebtedness shall be enforced, unless contested in good faith by the Company by appropriate proceedings or (b) if such payment is a partial payment, all related indebtedness shall become due and payable prior to stated maturity.

     7.5. The Company or any of its Subsidiaries shall fail to make any required payments, which payments exceed $375,000 in the aggregate, with respect to indebtedness of (or guaranteed by) the Company or any of its Subsidiaries or with respect to any share of capital stock (whether because funds are not legally available therefor or otherwise), whether such payments are due upon final maturity, accelerated maturity, mandatory prepayment or otherwise.

     7.6. The Company shall fail to keep reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Combined Preferred Stock or shall fail to issue an amount of shares of Common Stock upon the conversion by the holders thereof of the Combined Preferred Stock.

     7.7. An Organic Change shall occur.

     7.8. The sum of consolidated stockholders' equity of the Company and its subsidiaries plus (to the extent not included in stockholder's equity) the Combined Preferred Stock, all determined in accordance with generally accepted accounting principles consistently applied, shall at any time be less than the sum of (a) $250,000 plus (b) two thirds of the Combined Preferred Stock issued by the Company on or prior to the Series B Original Issue Date, determined in accordance with generally accepted accounting principles.

     7.9. A final judgment which, in the aggregate with other outstanding final judgments against the Company or any of its Subsidiaries, exceeds $500,000 above insurance coverage shall be rendered against the Company or any of its Subsidiaries and, within 30 days after entry thereof, such judgment shall not have been discharged or stayed pending appeal, or within 30 days after expiration of such stay such judgment shall not have been discharged.

     7.10. The Company or any of its Subsidiaries or their Affiliates shall fail to perform or observe any covenant agreement or provision to be performed or observed by it under section 5 of the Purchase Agreement or sections 2 through 9 of the Registration Rights Agreement (as defined in the Purchase Agreement) and such failure shall not have been rectified or cured within 75 days after actual knowledge of Samuel Bloomberg or Jeffrey Stone or their replacement officers.

     7.11. The Company or any of its subsidiaries owning at least 10% of the assets, or contributing over the past fiscal year at least 10% of the cash flow, of the Company and its subsidiaries on a consolidated basis, shall:

          (a) commence a voluntary case under Title 11 of the United States as from time to time in effect, or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

          (b) have filed against it a petition commencing an involuntary case under such Title 11 and such petition is not dismissed within 90 days;

          (c) seek relief as a debtor under any applicable law, other than such Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief:

         (d) have entered against it any order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors generally, or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property; or

         (e) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or other custodian for all or a substantial part of its property.

8. Conversion.

     8.1 Right of Conversion. Each share of Combined Preferred Stock shall be convertible, at the option of the holder thereof at any time at the office of the Company or any transfer agent for the Combined Preferred Stock into the number of shares of the Common Stock of the Company obtained by dividing $5.30 (in the case of the Series B Preferred Stock) and $4.237 (in the case of the Series A Preferred Stock) by the Applicable Conversion Price.

     "Applicable Conversion Price" means (i) with respect to each share of Series A Preferred Stock, $4.237 and (ii) with respect to each share of Series B Preferred Stock, $5.30, in each case as from time to time adjusted by this
Section 8. All calculations under this Section 8 shall be made to the nearest one-hundredth of a cent.

     8.2 Automatic Conversion. Each share of Combined Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Applicable Conversion Price for such share at any time upon the occurrence of any of the following events that result in Qualified Proceeds:

         (a) the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, with managing underwriters reasonably satisfactory to the holders of at least a Majority of Combined Preferred Stock, covering the offer and sale of Common Stock for the account of the Company to the public generally providing net proceeds to the Company or selling stockholders (after underwriter commissions and discounts, but before other offering expenses) of not less than $15,000,000 in the aggregate (a "Qualified Public Offering"); or

         (b)(i) the sale or other disposition of all or a substantial portion of the assets of the Company or (ii) the merger or consolidation of the Company with or into any third party as a result of which the stockholders of the Company immediately prior to such merger or consolidation do not own stock having more than 50% of the outstanding voting power (assuming conversion of all convertible securities and exercise of all outstanding options and warrants) of the surviving corporation (collectively, a "Qualified Sale").

         As used in this Section 8.2, an event shall be deemed to result in "Qualified Proceeds" if:

          (A) in the case of a Qualified Public Offering, the public offering price per share of Common Stock (after underwriting commissions and discounts, but before other offering expenses), set forth within the final prospectus which is part of the effective registration statement relating to such Qualified Public Offering, shall be not less than the Qualified Amount (as defined below); or

          (B) in the case of a Qualified Sale as described in clause (b)(i), the net proceeds received by the Company as a result of such sale, which are attributable to one share of Common Stock, and which are available for distribution to the holder of such share of Common Stock, shall be not less than the Qualified Amount; or

          (C) in the case of a Qualified Sale as described in clause (b)(ii), either (1) in the case of such Qualified Sale where the Company is the surviving entity, the fair market value of all securities, cash or other property (including without limitation any Common Stock), which is received or retained in connection with such Qualified Sale (as determined in good faith by the Board of Directors) on account of one share of Common Stock shall not be less than the Qualified Amount; or (2) in the case of such a Qualified Sale where the Company is not the surviving entity, the fair market value of the total consideration received in connection with such Qualified Sale (as determined in good faith by the Board of Directors) on account of one share of Common Stock shall not be less than the Qualified Amount.

     As used above, "Qualified Amount" shall mean the following amount (minus, in each case, all prior cash distributions and cash dividends paid per share of Preferred Common Stock or Combined Preferred Stock pursuant to Section 3):

          (x) $8.47, if the Qualified Public Offering or Qualified Sale, as the case may be, occurs prior to October 31, 1997; and

          (y) $9.53, if the Qualified Public Offering or Qualified Sale, as the case may be, occurs on or after October 31, 1997;

provided that such amount shall be adjusted, in each case, for increases in the number of issued and outstanding Common Stock occurring after the date hereof as a result of stock splits, subdivisions, dividends or similar recapitalizations.

     8.3 Mechanics of Conversion. Before any holder of Combined Preferred Stock shall be entitled to cover the same into shares of Common Stock and to receive certificates therefor, such holder shall surrender the Combined Preferred Stock certificates, duly endorsed, at the office of the Company or of any transfer agent for the Combined Preferred Stock, and shall give written notice to the Company at such office that such holder elects to cover the same, provided, however, that in the event of an automatic conversion pursuant to Section 8.2, the outstanding shares of Combined Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; and provided, further that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Combined Preferred Stock are either delivered to the Company or its transfer agent as provided above, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. The Company shall, as soon as practicable after such delivery, or execution of such agreement in the case of a lost certificate, issue and deliver at such office to such holder of Combined Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock plus all accrued and unpaid dividends on such holder's Combined Preferred Stock so converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Combined Preferred Stock to be converted, or in the case of automatic conversion immediately upon closing of the Qualified Public Offering or Qualified Sale, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

     8.4 Adjustment of Applicable Conversion Price due to Issuance of Additional Shares. The Applicable Conversion Price shall be subject to adjustment as follows:

          8.4.1. Special Definitions.

                 (a) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                 (b) "Series B Original Issue Date" shall mean the date on which the Series B Preferred Stock is first issued by the Company.

                 (c) "Convertible Securities" shall mean any indebtedness, shares or other securities convertible into or exchangeable for Common Stock, other than Combined Preferred Stock.

                 (d) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 8.4.5, deemed to be issued) by the Company after the Series B Original Issue Date, other than shares of Common Stock issued or issuable at any time:

                      (i) upon conversion of Combined Preferred Stock or upon
                 exercise or conversion of the other options and warrants, including the Bridge Warrants and the Sub-Debt Warrants, set forth in Exhibit 4.3.4 or Exhibit 4.3.2 to the Purchase Agreement.

                      (ii) as a dividend or distribution on the Combined
                 Preferred Stock or any event for which adjustment is made pursuant to Section 8.4.3;

                      (iii) pursuant to the Stock Option Plan or other stock
                 option, stock bonus or other employee stock plan referred to in
                 Section 4.1.1 of the Purchase Agreement or otherwise permitted by section 5.17 of the Purchase Agreement or approved by the holders of at least a Majority of Combined Preferred Stock, which approval shall specify the number of shares of Common Stock available for distribution under any such plan; or

                    (iv) by way of dividend (or other distribution) of shares
               of Common Stock on shares of any of the foregoing securities which are excluded from the definition of Additional Shares of Common Stock by this clause(d).

     8.4.2. No Adjustment of Applicable Conversion Price. No adjustment in the Applicable Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Applicable Conversion Price in effect on the date of, and immediately prior to, such issue.

     8.4.3. Adjustment of Applicable Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Company shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 8.4.5) for a consideration per share less than the Applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Applicable Conversion Price shall be recomputed, concurrently with such issue (calculated to the nearest one hundredth of a cent) to be the price determined by dividing
(a) an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue multiplied by the then effective Applicable Conversion Price and (ii) the consideration, if any, deemed received by the Company upon such issue by (b) the total number of shares of Common Stock deemed to be outstanding immediately after such issue; and provided that, for purposes of this Section 8.4.3, all shares of Common Stock outstanding or issuable upon conversion of outstanding Options, Convertible Securities and the Combined Preferred Stock shall be deemed to be outstanding. In no event will the Applicable Conversion Price be adjusted as the result of any issuance of any Additional Shares of Common Stock to any amount higher than the Applicable Conversion Price in effect immediately prior to such issuance.

     8.4.4. Adjustments for Subdivisions, Stock Dividends, Combinations or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be increased by way of stock issued as a dividend for no consideration or subdivided (by stock split or otherwise) into a greater number of shares of Common Stock, the Applicable Conversion Prices then in effect shall, concurrently with the effectiveness of such increase or subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Applicable Conversion Prices then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

     8.4.5. Deemed Issue of Additional Shares of Common Stock - Options and Convertible Securities. In the event the Company at any time after the Series B Original Issue Date shall issue any Options or Convertible Securities other than such Options or Convertible Securities which are exchangeable, issuable, exercisable or convertible into Common Stock which are excluded from the definition of Additional Common Stock or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that, for purposes of this Section 8.4.5, Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 8.4.6) of such Additional Shares of Common Stock would be less than the Applicable Conversion Price in effect on the date of, and immediately prior to, such issue, or such record date, as the case may be (except as provided below in this Section 8.4.5) and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued;

     (a) no further adjustment in the Applicable Conversion Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities or upon the subsequent issue of such Convertible Securities or Options;

     (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or any increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; and

     (c) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Applicable Conversion price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon shall, upon such expiration, be recomputed as if such unexercised portion of such Options or rights of conversion or exchange under such Convertible Securities had not been issued.

     8.4.6. Determination of Consideration. For purposes of this Section 8.4, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

     (a) Cash and Property:  Such consideration shall:

          (i) insofar as it consists of cash, be computed at the aggregate amount of net cash proceeds received by the Company excluding unpaid amounts payable for accrued interest or accrued dividends;

               (ii) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Company; and

               (iii) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and
          (ii) above, which is allocated to the Additional Shares of Common Stock as determined in good faith by the Board of Directors.

          (b) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 8.4.5, relating to Options and Convertible Securities, shall be determined by dividing

               (i) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus, the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration but subject to later readjustment pursuant to Section 8.4.5) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

               (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number but subject to later readjustment pursuant to Section 8.4.5) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          8.4.7 Other Dilutive Events. In case any event shall occur as to which the other provisions of this Section 8.4 are not strictly applicable, but the failure to make any adjustment in the Applicable Conversion Price would not fairly protect the conversion rights represented by the Combined Preferred Stock in accordance with the intention of this Section 8, then, upon request of the holders of a Majority of Combined Preferred Stock, the Board of Directors of the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company) to give their opinion as to the adjustment, if any, on a basis consistent with the intention of this Section 8, necessary to preserve without dilution the conversion rights represented by the Combined Preferred Stock. Upon receipt of such opinion, the Company will promptly furnish a copy thereof to the holders of the Combined Preferred Stock and the Applicable Conversion Price shall be adjusted in accordance therewith. The fees and expenses of such accountants shall be paid by the Company; provided, however, that if such accountants opinion that no adjustment is necessary.

such fees and expenses will be paid by the holders of the Combined Preferred Stock.

          8.4.8. General. The parties acknowledge that in the event of any circumstances requiring an adjustment of the Applicable Conversion Price under this Section 8.4, such adjustment shall be implemented and effected, if applicable, with respect to the Applicable Conversion Price for the Series A Preferred Stock and the Series B Preferred Stock, respectively and separately.


     8.5. Other Distributions. In the event the Company shall declare a distribution payable in securities of the Company (other than shares of Common Stock), securities of other entities, securities evidencing indebtedness issued by the Company or other entities, assets (including cash dividends) or options or rights, then, in each such case for the purpose of this Section 8, the holders of the Combined Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of such Combined Preferred Stock were convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

     8.6 Subsequent Events. In the event of any recapitalization, consolidation or merger of the Company or its successor which does not require redemption of the Combined Preferred Stock pursuant to Section 6.3, the shares of Combined Preferred Stock shall be convertible into such shares or other interests as the Combined Preferred Stock would have been entitled if the Combined Preferred Stock had been converted into Common Stock immediately prior to such event.

9.   Covenants.

     9.1. Special Restrictions. At any time when shares of Combined Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Company is required by law, the Articles of Organization or MGL 70, and in addition to any other vote required by law, the Articles of Organization or MGL 70 (in which case such requirements shall apply to the extent inconsistent with this Section 9.1), without the consent of the holders of at least a majority of the outstanding shares of Combined Preferred Stock (on an as converted basis) given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, the Company will not:

          (a) Create or authorize the creation of any additional class or series of shares of stock, or issue any shares thereof, unless the same ranks junior to the Combined Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Company or increase the authorized amount of the Combined Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Combined Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Company, or create or authorize any instrument or security convertible into shares of Combined Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Combined Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Company, whether any such creation, authorization or increase shall be by means of amendment to the Articles of Organization or by merger, consolidation or otherwise;

          (b) amend, alter or repeal its Articles of Organization or By-laws in a manner that is adverse to the holders Combined Preferred Stock in any respect or for which the holders of Combined Preferred Stock did not receive prior written notice;

          (c) purchase or set aside any sums for the purchase of any shares of stock or warrants other than (i) Combined Preferred Stock, (ii) Future Shares, (iii) pursuant to the Sub-Debt Warrant Agreement or (iv) Common Stock for former employees of the Company who acquired such shares directly from the Company or pursuant to the Stock Option Plan (as defined in the Purchase Agreement), if each such purchase is made pursuant to contractual rights held by the Company relating to the termination of employment of any such former employee and the total purchase price does not exceed $100,000 for all such purchases from each such former employee or is expressly permitted by the Stock Option Plan or stock option agreements entered into in connection therewith;

          (d) redeem or otherwise acquired any shares of Combined Preferred Stock except as expressly authorized in Section 6 or pursuant to a purchase offer made pro rata to all holders of the shares of Combined Preferred Stock on the basis of the aggregate number of outstanding shares of Combined Preferred Stock then held by each such holder;

          (e) consent to any liquidation, dissolution or winding up of the Company as a whole or substantially as a whole in a single transaction or a series of related transactions; or

          (f) consolidate or merge into or with any other entity or entities or sell or transfer all or substantially all its assets except that the Company may, without the consent of the holders of at least a majority of the then outstanding Combined Preferred Stock (on an as converted basis), effectuate a merger in which (i) the Company is the surviving corporation and (ii) the stockholders of the Company immediately prior to the merger hold more than 50% of the outstanding voting power of the surviving corporation (assuming conversion of all convertible securities and exercise of all outstanding options and warrants), and the Company may effect a Qualified Sale.

     9.2 No Impairment. The Company will not seek to avoid the observance or performance of any of the terms to be observed or performed under this Certificate of Vote by the Company, but will at all times in good faith assist in carrying out all the provisions of this Certificate of Vote.

     9.3 Reservation of Shares. So long as any share of Combined Preferred Stock shall remain outstanding, the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock, for the purpose of issuance upon conversion of the Combined Preferred Stock, the full number of shares of Common Stock then issuable upon exercise of all outstanding shares of Combined Preferred Stock. If the Company's Common Stock shall be listed on any national stock exchange, the Company at its expense shall include in its listing application all of the shares of Common Stock reserved for issuance upon conversion of the Combined Preferred Stock (subject to issuance or notice of issuance to the exchange) and will similarly procure the listing of any further Common Stock reserved for issuance upon conversion of the Combined Preferred Stock at any subsequent time as a result of adjustments in the outstanding Common Stock or otherwise.

     9.4. Validity of Shares. The Company will from time to time take all such action as may be required to assure that all shares of Common Stock which may be issued upon conversion of any share of the Combined Preferred Stock will, upon issuance, be legally and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. Without limiting the generality of the foregoing, the Company will from time to time take all such action as may be required to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the lowest quotient obtained by dividing the then current par value of the Combined Preferred Stock by the number of shares of Common Stock into which each such share of Combined Preferred Stock can, from time to time, be converted.

     9.5. Notice of Certain Events.  If at any time:

          (a) the Company shall declare any dividend or distribution payable to the holders of its Common Stock;

          (b) the Company shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or any other rights;

          (c) any recapitalization of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization shall occur; or

          (d) a voluntary or involuntary dissolution, liquidation or winding up of the Company as a whole or substantially as a whole in a single transaction or a series of related transactions shall occur;

then, in any one or more of such cases, the Company shall give the registered holders of the Combined Preferred Stock written notice, by registered mail, of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining stockholders entitled to vote upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transactions shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given 20 days prior to the record date with respect thereto.

     9.6. No Reissuance of Combined Preferred Stock. No shares of Combined Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue. The Company may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Combined Preferred Stock accordingly.

     10. Preemptive Rights.

     10.1. Right of First Offer. Until the initial closing under a Qualified Public Offering, the Company shall not issue or sell any Common Stock (including securities convertible into, or options, warrants or other rights to purchase Common Stock, but excluding the shares described in Section 10.7) (collectively, the "Future Shares") to any person or other entity (an "Offeree") without first providing each holder of (a) Combined Preferred Stock, (b) Common Stock and (c) Sub-Debt Warrants, Bridge Warrants and Warrants (all such holders collectively referred to as the "Preemptive Group") the right to subscribe for its Proportionate Percentage of the Future Shares at a price and on such other terms which are at least as favorable as shall have been offered or are proposed to be offered by the Company to such Offeree and which shall have been specified by the Company in a notice delivered to each member of the Preemptive Group (the "Proposal"); provided, however, that the Preemptive Group shall have the option to purchase Future Shares with cash, regardless of the method of purchase offered to such Offeree. The Proposal by its terms shall remain open and irrevocable for a period of 30 days from the date it is delivered by the Company to the Preemptive Group (the "Future Shares Exercise Period"). The Proposal shall also certify that the Company has either (a) received a bona fide offer from a prospective purchaser, who shall be identified in such certification, and that the Company in good faith believes a binding agreement of sale is obtainable for consideration having a fair market, cash equivalent or present value set forth in such certification; or (b) intends in good faith to make an offering of its securities to prospective purchasers, who shall be identified to the extent possible in such certification at the price and on the terms set forth in such certification.

     "Proportionate Percentage" means, for any member of the Preemptive Group, the percentage of Future Shares covered by the Proposal equal to (i) the number of shares of Common Stock either held by the member of the Preemptive Group or into which the shares of Combined Preferred Stock held by such member would then be convertible or into which the Sub-Debt Warrants. Bridge Warrants and Warrants held by such member are exercisable divided by (ii) the total number of shares of Common Stock outstanding at the time of delivery of the Proposal plus the aggregate number of shares of Common Stock into which all shares of Combined Preferred Stock would then be convertible plus the aggregate number of shares of Common Stock into which the Sub-Debt Warrants, Bridge Warrants and Warrants are exercisable.

     10.2. Notice. Notice of each member of the Preemptive Group's intention to accept the Proposal made pursuant to Section 10.1 shall be evidenced by a writing signed by such holder and delivered to the Company prior to the end of the Future Shares Exercise period (the "Notice of Purchase") setting forth that portion of the Future Shares such holder elects to purchase (the "Accepted Shares").

     10.3. ??? Acceptance. In the event that each member of the Preemptive Group elects to purchase all of the shares offered to such holder in the Proposal, the Company shall sell to each such holder, pursuant to Section 10.6, the number of Accepted Shares set forth in such holder's Notice of Purchase.

     10.4. Partial Acceptance. In the event that one or more members of the Preemptive Group do not elect to purchase all of the shares offered to such holders in the Proposal, the Company shall sell to each holder, pursuant to
Section 10.6, the number of Accepted Shares, if any, set forth in such holder's Notice of Purchase. Members of the Preemptive Group may purchase to Section
10.6 any
remaining shares offered in the Proposal not purchased by the other members of the Preemptive Group pro rata based on the respective Proportionate Percentages of such holders wishing to purchase additional shares, or as they may otherwise agree.

     10.5. No Fractional Shares. For the purpose of avoiding fractions as to Future Shares, the Company may adjust upward or downward by not more than one full share the number of Future Shares which any member of the Preemptive Group would otherwise be entitled to purchase.

     10.6. Sale of Shares. No later than 30 days after the expiration of the Future Shares Exercise Period, the Company shall deliver to each member of the Preemptive Group who has submitted a Notice of Purchase to the Company a notice indicating the number of Future Shares which the Company shall sell to such holder pursuant to this Section 10 and the terms and conditions of such sale, which shall be in all respects (including unit price and interest rates) the same as specified in the proposal. The sale to such holders of such Future Shares shall take place not later than 10 days after receipt of such notice.

     Any sale to an Offeree of Future Shares that were not selected for purchase by the members of the Preemptive Group as provided above shall take place not later than 90 days after the expiration of the Future Shares Exercise Period. Such sale shall be upon terms and conditions in all respects (including unit price and interest rates) which are no more favorable to such Offeree or less favorable to the Company than those set forth in the Proposal. Any refused Future Shares not purchased by the Offeree as contemplated by the Proposal within the 90-day period specified above shall remain subject to this Section 10.

     10.7. Exclusion of Certain Shares. Notwithstanding any contrary provision of this Section 10, Future Shares shall not include shares of Common Stock issuable in transactions described in clauses (i), (ii), (iii), and (iv) of
Section 8.4.1(d) or issuable upon exercise or conversion of any other securities, options or warrants issued in compliance with Section 10.

     11. Amendments. The provisions of these terms of the Combined Preferred Stock may not be amended, modified or waived without the written consent or affirmative vote of each of the following groups, except where (i) the vote or written consent of the holders of a greater number of shares of the Company is required by law, the Articles of Organization or MGL 70 or (ii) any other vote is required by law, the Articles of Organization or MGL 70 (in which case such requirements shall apply to the extent inconsistent with this Section 11): (a) the holders of at least a majority of the outstanding shares of Combined Preferred Stock (on an as converted basis), voting as a single class, (b) the holders of at least a majority of the outstanding shares of Combined Preferred (on an as converted basis) and Common Stock, voting together as a single class and (c) the holders of at least 25% of the then outstanding shares of Non-Investor Common Stock voting as a single class; provided, however, that, in addition to the foregoing requirements, any amendment to this Certificate of Vote changing the amount of the Applicable Conversion Price, Applicable Preferential Amount (including any dividend rate) or applicable time of redemption shall require the written consent or affirmative vote of holders of 100% of the then outstanding shares of each series of Combined Preferred Stock directly affected by such change. If there are any amendments, modifications or waivers to Sections 5.2, 8 or 10 that adversely affect the rights of the holders of the Sub-Debt Warrants, then the consent of a Majority of Sub-Debt Interests will be required and provided that any amendment to this Certificate of Vote changing the amount of the Applicable Conversion Price that adversely affects the rights of the holders of the Sub-Debt Warrants shall require the consent of the holders of 90% of the Sub-Debt Warrants. Except to the extent required by law, the vote of the holders of any other class of capital stock of the Company is not required for the amendment, modification or waiver of the terms of this Certificate of Vote.

NEW ENGLAND AUDIO CO., INC. has caused this certificate to be signed by Jeffrey Stone, its President, and attested by Samuel Bloomberg, its Clerk, this 30th day of May, 1997.


                                       /s/ Jeffrey Stone
                                       ------------------------
                                           President
                                           By: Daniel R. Avery
                                               Attorney-In-Fact

ATTEST:


/s/ Samuel J. Bloomberg
------------------------
    Clerk
    By: Daniel R. Avery
        Attorney-In-Fact

Article 4 is hereby amended by:

     1) Adding Exhibit A, and

     2) Deleting in their entirety all of the provisions set forth in the Certificate of Directors filed 11/28/95 and any amendments thereto.







The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:________________________

SIGNED UNDER THE PENALTIES OF PERJURY, this 2nd day of June, 1997,


Jeffrey Stone, *President


Samuel J. Bloomberg, *Clerk


*Delete the inapplicable words.

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

============================================================================

I hereby approve the within Articles of Amendment, and the filing fee in the amount of $4,100 having been paid, said article is deemed to have been filed with me this 2nd day of June, 1997.




                  Effective date: ___________________________


                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth




                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

                             Daniel R. Avery, Esq.
                               Goulston & Storrs
                              400 Atlantic Avenue
                               Boston, MA  02110